Exhibit 2.1

Execution Version

CONTRIBUTION, CONVEYANCE AND ASSUMPTION

AGREEMENT

This Contribution, Conveyance and Assumption Agreement (this “Agreement”), effective as of August 6, 2018 (the “Effective Date”), is by and among Andeavor Logistics LP (the “Partnership”), Tesoro Logistics Operations LLC (the “Operating Company”), Tesoro Logistics Pipelines LLC (“TLP”), Western Refining Terminals, LLC (“WRT”), Western Refining Pipeline, LLC (“WRP”), Tesoro High Plains Pipeline Company LLC (“THPPC”), Western Refining Logistics LP (“WRLP”), Tesoro SoCal Pipeline Company LLC (“TSPC”), WNRL Energy LLC (“WNRL,” and collectively with the Partnership, the Operating Company, TLP, WRT, WRP, THPPC, WRLP, and TSPC, the “Logistics Parties”);

and

Andeavor (“Andeavor”), Tesoro Refining & Marketing Company LLC (“TRMC”), Western Refining Southwest, Inc. (“WRS”), Tesoro Great Plains Gathering & Marketing LLC (“TGPGM”), Tesoro Great Plains Midstream LLC (“TGPM” and collectively with Andeavor, TRMC, WRS, TGPGM and TGPM, the “Andeavor Parties”).

The above-named entities are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, WRS is the owner of:

a)

approximately 1.2 million barrels of crude oil and other feedstock storage tankage and approximately 1.8 million barrels of refined product storage tankage located at the refinery at 900 Old Red Trail, N.E., Mandan, North Dakota (the “Mandan Refinery”), together with all related equipment, pipeline interconnections, laboratories and ancillary facilities used for the operation thereof, and all permits and licenses related to such tankage and other facilities to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above, which assets are listed in detail on Exhibit A hereto (the “Mandan Tankage”);

b)

approximately 0.5 million barrels of crude oil and other feedstock storage tankage and approximately 0.8 million barrels of refined product storage tankage located at the refinery at 474 West 900 North, Salt Lake City, Utah (the “Salt Lake Refinery”), together with all related equipment, pipeline interconnections, laboratories and ancillary facilities used for the operation thereof, and all permits and licenses related to such tankage and other facilities to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above, which assets are listed in detail on Exhibit B hereto (the “Salt Lake Tankage”);

c)

approximately 3.2 million barrels of crude oil and other feedstock storage tankage and approximately 2.8 million barrels of refined product storage tankage located at the refinery unit at 2101 East Pacific Coast Highway, Wilmington, California (the “LARW Refinery Unit”), together with all related equipment, pipeline interconnections, laboratories and ancillary facilities used for the operation thereof, and all permits and licenses related to such tankage and other facilities to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above, which assets are listed in detail on Exhibit C hereto (the “LARW Tankage”);

d)

approximately 0.9 million barrels of crude oil and other feedstock storage tankage and approximately 0.6 million barrels of refined product storage tankage located at the refinery unit at 2350 East 223rd Street, Carson, California (the “LARC Refinery Unit”), together with all related equipment, pipeline interconnections, laboratories and ancillary facilities used for the operation thereof, and all permits and licenses related to such tankage and other facilities to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above, which assets are listed in detail on Exhibit C hereto (the “LARC Tankage”);

e)

the rail terminal located at the Mandan Refinery for the loading and unloading of propane, butane, diesel, decanted oil, sulfur and catalyst from manifest and other railcars, together with certain rail lines connected thereto and railcar storage tracks, all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such rail terminal and trackage, to the extent assignable, which assets are listed in detail on Exhibit A hereto (the “Mandan Rail Rack and Trackage”);

f)

rail terminals located at the Salt Lake Refinery for the loading and unloading of ethanol, decanted cycle oil and liquefied petroleum gas from manifest and other railcars, together with certain rail lines connected thereto and railcar storage tracks, all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such rail terminals and trackage, to the extent assignable, which assets are listed in detail on Exhibit B hereto (the “Salt Lake Rail Rack and Trackage”);

g)

the rail terminal located at the LARW Refinery Unit for the loading and unloading of liquefied petroleum gas from manifest and other railcars, together with certain rail lines connected thereto and railcar storage tracks, all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such rail terminal and trackage, to the extent assignable, which assets are listed in detail on Exhibit C hereto (the “LARW Rail Rack and Trackage”);

h)

the rail terminal located at the LARC Refinery Unit for the loading and unloading of liquefied petroleum gas from manifest and other railcars, together with certain rail lines connected thereto and railcar storage tracks, all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such rail terminal and trackage, to the extent assignable, which assets are listed in detail on Exhibit C hereto (the “LARC Rail Rack and Trackage”);

i)

the truck rack located at the Mandan Refinery for the loading and unloading of butane and propane from trucks, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck rack, to the extent assignable, which assets are listed in detail on Exhibit A hereto (the “Mandan LPG Truck Rack”);

j)

two truck racks located at the Salt Lake Refinery for the loading and unloading of propane, isobutene, butane and waxy crude from trucks, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck racks, to the extent assignable, which assets are listed in detail on Exhibit B hereto (the “Salt Lake Refinery Truck Racks”);

k)

the truck rack located at the LARW Refinery Unit for the loading and unloading of liquefied petroleum gas from trucks, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck rack, to the extent assignable, which assets are listed in detail on Exhibit C hereto (the “LARW LPG Truck Rack”);

l)

the truck rack located at the LARC Refinery Unit for the loading and unloading of liquefied petroleum gas from trucks, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck rack, to the extent assignable, which assets are listed in detail on Exhibit C hereto (the “LARC LPG Truck Rack”);

m)

the interconnecting pipeline facilities located below Sepulveda Boulevard, Alameda Street and the Long Beach Harbor Railroad and other railroad tracks, and adjoining lands between Wilmington and Carson, California (including the six-inch pipelines that are configured to deliver gasoline, distillates, gas oil and alkylation unit feedstocks from the LARC Refinery Unit to the LARW Refinery Unit and two spares), and all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such pipelines, to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above, which assets are listed in detail on Exhibit D hereto (the “LA Refinery Interconnecting Pipeline”);

n)

the Mesquite truck unloading station located in Eddy County, New Mexico for the unloading of crude trucks for injection of crude into the TexNewMex pipeline, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck unloading station, to the extent assignable, which assets are listed in detail on Exhibit E hereto (the “Mesquite Truck Station”);

o)

the Yucca truck unloading station located in Eddy County, New Mexico for the unloading of crude trucks for injection of crude into the TexNewMex pipeline, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck unloading station, to the extent assignable, which assets are listed in detail on Exhibit F hereto (the “Yucca Truck Station”);

p)

the Mason East truck unloading and injection station located in Reeves County, Texas that receives crude via the T-Station line and trucks for injection into the Kinder Morgan and Bobcat Pipeline, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such unloading and injection station, to the extent assignable, which assets are listed in detail on Exhibit G hereto (the “Mason East Station”);

q)

the Jackrabbit (Wink) truck unloading and injection station located in Winkler County, Texas that receives crude via the T-Station line and trucks for injection of crude into the Kinder Morgan and Bobcat Pipeline, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such unloading and injection station, to the extent assignable, which assets are listed in detail on Exhibit H hereto (the “Wink Station”);

r)

the Jal storage, injection and rail unloading facility located in Lea County, New Mexico that stores and supplies natural gas liquids for use in Andeavor’s El Paso refinery via rail connections, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such storage, injection and rail facility, to the extent assignable, which assets are listed in detail on Exhibit I hereto (the “Jal NGL Storage Facility”);

s)

(i) approximately 0.1 million barrels of natural gas liquid storage tankage, (ii) the rail and truck terminal for the loading and unloading of natural gas liquids from manifest and other railcars and trucks, together with certain rail lines connected thereto and railcar storage tracks, and (iii) the waterline, in each case located at the Wingate facility near Gallup, New Mexico, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such facility, to the extent assignable, which assets are listed in detail on Exhibit J hereto (the “Wingate Terminal”);

t)

approximately 0.6 million barrels of crude oil and other feedstock storage tankage located at Koch Pipeline Company L.P.’s Clearbrook terminal in Clearbrook, Minnesota, together with all related equipment, pipeline interconnections, laboratories and ancillary facilities used for the operation thereof, and all permits and licenses related to such tankage and other facilities to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above, which assets are listed in detail on Exhibit K hereto (the “Clearbrook Tankage”);

u)

the sixteen-inch Bobcat Pipeline that transports crude oil between the Mason East Station in Reeves County, Texas to the Wink Station in Winkler County, Texas, and all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such pipeline, to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above, which assets are listed in detail on Exhibit L hereto (the “Bobcat Pipeline”);

v)

the twelve-inch Benny Pipeline that delivers crude oil from the Conan terminal in Loving, Texas to a connection with WRP gathering lines near Battle Axe in Lea County, New Mexico, and all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such pipeline, to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above, which assets are listed in detail on Exhibit M hereto (the “Benny Pipeline”); and

w)

the 8-inch Aranco Pipeline that is configured to deliver petroleum products from the St. Paul Refining refinery in St. Paul Park, Minnesota to its Cottage Grove, Minnesota tankage, and all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such pipeline, to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above, which assets are listed in detail on Exhibit N hereto (the “Aranco Pipeline”);

WHEREAS, WRS is the owner of all of the issued and outstanding limited liability company interests in: (1) TGPM (the “TGPM Units”), (2) Andeavor MPL Holdings LLC (the “MPL Units”), (3) Andeavor CD (the “Andeavor CD Units”), (4) Western Refining Conan Gathering, LLC (the “WRCG Units”), (5) Western Refining Delaware Basin Storage, LLC (the “WRDBS Units”), and (6) Asphalt Terminals LLC (the “ATL Units”), and WRS is the owner of 67% of all of the issued and outstanding limited liability company interests in Andeavor Rio (the “Andeavor Rio Units”);

WHEREAS, WRS owns the various real property interests set forth in detail on Schedule A (the “Real Property Interests”), and for the avoidance of doubt, the term “Real Property Interests” shall expressly exclude the real property under each of the Mandan Refinery, Salt Lake Refinery, LARW Refinery Unit and LARC Refinery Unit owned by TRMC (said real property being referred to, collectively, as the “TRMC Real Property”); and

WHEREAS, in exchange for the Cash Consideration (as defined below) and the Equity Consideration (as defined below), WRS desires to contribute the Assets (as defined below), the Units (as defined below), and the Real Property Interests to the Partnership, which the Partnership desires to contribute to the applicable Logistics Parties, and concurrently with the contribution of the Assets, the Real Property Interests and the Units, the applicable Andeavor Parties and the applicable Logistics Parties desire to enter into the Contracts (as defined below), all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the Parties hereto agree as follows:

ARTICLE I

CONTRIBUTIONS AND ACKNOWLEDGEMENTS

Section 1.1 Conveyance of Assets by WRS to the Partnership.

(a) Effective as of immediately prior to the Effective Time, WRS hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of WRS in and to the Assets and Real Property Interests, including any responsibilities, coverages and liabilities related to the Assets and Real Property Interests, free and clear of all liens and encumbrances of any kind or nature, other than as set forth on Exhibit O to this Agreement (the “Permitted Liens”). In addition, concurrently with the contribution of the Assets and the Real Property Interests, certain Andeavor Parties are also executing and delivering the Contracts and the Real Property Conveyance Documents (as defined in Schedule A) to which each is a party. The contribution of the Assets and the Real Property Interests and execution and delivery of the Contracts and documents described in this Section 1.1(a) shall be referred to in this Agreement as the “WRS Asset Contribution.”

(b) In consideration for the WRS Asset Contribution and the WRS Unit Contribution (as defined below), the Partnership will, as of the Effective Time:

(i) distribute cash to WRS equal to $300,000,000 in the aggregate (the “Cash Consideration”); and

(ii) issue to WRS a number of Common Units with an aggregate value equal to $1,250,000,000 (the “Equity Consideration”), which number of Common Units, rounded down to the next lowest number of whole units, shall be (A) the amount of the Equity Consideration, divided by (B) the average closing price of the Common Units for the last ten (10) trading days prior to August 3, 2018.

(c) To effect the distribution of the Cash Consideration, the Partnership shall borrow an amount equal to the Cash Consideration under indebtedness for which no partner of the Partnership or any related person other than WRS bears the economic risk of loss (as defined by Treasury Regulations Section 1.752-2) and the Partnership shall cause the proceeds of such indebtedness to be wire transferred directly from the applicable lender to an account designated by WRS in a manner such that the proceeds of such borrowing are allocable to the distribution of the Cash Consideration to WRS pursuant to Treasury Regulations § 1.707-5(b)(1) and Temporary Treasury Regulation 1.163-8T (such borrowing, and any “refinancing” of such borrowing treated as the liability it refinances pursuant to Treasury Regulations § 1.707-5(c), the “Partnership Debt”).

(d) After the distribution of the Cash Consideration to WRS by the Partnership, WRS will provide a loan to Andeavor of up to the amount of the Cash Consideration, and Andeavor will execute and deliver a ten-year promissory note in favor of WRS to evidence the funds loaned by WRS to Andeavor.

(e) The Partnership hereby accepts the WRS Asset Contribution as a contribution to the capital of the Partnership.

(f) The Parties hereby acknowledge that the Excluded Assets and Liabilities are being retained by WRS and are not being contributed or transferred as part of the WRS Asset Contribution.

Section 1.2 Conveyance of Assets by the Partnership to other Logistics Parties. Effective immediately after the WRS Asset Contribution, the Partnership hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers:

(a) the Jal NGL Storage Facility and the Real Property Interest related thereto (the “Group A Assets”) to WRLP;

(b) the Bobcat Pipeline, the Benny Pipeline, the Mesquite Truck Station, the Yucca Truck Station, the Mason East Station and the Wink Station and the Real Property Interest related thereto (together, the “Group B Assets”) to WRLP;

(c) the Wingate Terminal and the Real Property Interest related thereto (the “Group C Assets”) to WRLP;

(d) the Clearbrook Tankage and the Real Property Interest related thereto (the “Group D Assets”) to the Operating Company;

(e) the Mandan Tankage, the Salt Lake Tankage, the LARW Tankage, the LARC Tankage, the Mandan Rail Rack and Trackage, the Salt Lake Rail Rack and Trackage, the LARW Rail Rack and Trackage, the LARC Rail Rack and Trackage, the Mandan LPG Truck Rack, the Salt Lake Refinery Truck Racks, the LARW LPG Truck Rack and the LARC LPG Truck Rack (together, the “Group E Assets”) to the Operating Company;

(f) the LA Refinery Interconnecting Pipeline (the “Group F Assets”) to the Operating Company; and

(g) the Aranco Pipeline and the Real Property Interest related thereto (the “Group G Assets”) to the Operating Company;

in each case, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of the Partnership in and to such Assets and Real Property Interests, including any responsibilities, coverages and liabilities related to the Assets and Real Property Interests, free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens.

In addition, concurrently with the contribution of the Assets, the Partnership, the Operating Company, and certain other Logistics Parties are also executing and delivering the Contracts and the Real Property Conveyance Documents to which they are parties. The contributions of the Assets and the Real Property Interests and execution and delivery of the Contracts described in this Section 1.2 shall be referred to in this Agreement as the “Partnership Contribution.” The Partnership hereby makes the Partnership Contribution as capital contributions to the capital of the Operating Company and WRLP, and such parties hereby accept such contributions as contributions to their capital.

Section 1.3 Conveyance of Certain Assets by Certain Logistics Parties to Other Logistics Parties. Effective immediately after the Partnership Contribution, the following Logistics Parties convey certain Assets to certain other Logistics Parties as described below:

(a) the Operating Company shall assign, transfer, contribute, grant, bargain, convey, set over and deliver to TSPC the Group F Assets;

(b) WRLP shall assign, transfer, contribute, grant, bargain, convey set over and deliver to WNRL the Group A Assets, the Group B Assets, and the Group C Assets;

(c) After giving effect to the conveyance set forth in Section 1.3(b), WNRL shall assign, transfer, contribute, grant, bargain, convey set over and deliver:

(i) to WRP, the Group B Assets; and

(ii) to WRT, the Group A Assets and the Group C Assets;

in each case, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of the party conveying the Asset described in this Section 1.3. Each party conveying an Asset pursuant to this Section 1.3 makes such contribution as a capital contribution to the capital of the party receiving such Asset, and the party receiving such Asset hereby accepts such contribution as a contribution to its capital.

Section 1.4 Conveyance of the Units by WRS to the Partnership. Effective as of the Effective Date, WRS hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of WRS in and to the Units, free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens. The contribution described in this Section 1.4 shall be referred to as the “WRS Unit Contribution.” The Partnership hereby accepts the WRS Unit Contribution as a contribution to the capital of the Partnership.

Section 1.5 Conveyance of the Units by the Partnership to other Logistics Parties. Effective immediately after the WRS Unit Contribution, the Partnership hereby assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers:

(a) the TGPM Units, the MPL Units, the Andeavor Rio Units and the Andeavor CD Units to the Operating Company; and

(b) the ATL Units, the WRCG Units and the WRDBS Units to WRLP.

in each case, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of the Partnership in and to the Units (collectively, the “Partnership Unit Contribution”). The Partnership hereby makes such contributions as capital contributions to the capital of the Operating Company and WRLP, and such parties hereby accept such contributions as contributions to their capital.

Section 1.6 Conveyance of Certain Units by Certain Logistics Parties to Certain Other Logistics Parties. Effective immediately after the Partnership Unit Contribution, the following Logistics Parties shall convey certain Units to other certain other Logistics Parties as described below:

(a) the Operating Company assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to TLP the Andeavor Rio Units and the Andeavor CD Units;

(b) WRLP assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers to WNRL the ATL Units, the WRCG Units and the WRDBS Units and, immediately after giving effect to such conveyance of the ATL Units, the WRCG Units and the WRDBS Units, WNRL assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers the WRCG Units to WRP and the WRDBS Units and the ATL Units to WRT; and

(c) TGPM assigns, transfers, distributes, grants, bargains, conveys, sets over and delivers to the Operating Company all of the issued and outstanding limited liability company interests (the “BLP Units”) in BakkenLink Pipeline LLC and, immediately after giving effect to such conveyance of the BLP Units, the Operating Company assigns, transfers, contributes, grants, bargains, conveys, sets over and delivers the BLP Units to TLP;

in each case, its successors and its assigns, for its and their own use forever, the entire right, title, interest, responsibilities, coverages and liabilities of the party conveying the Units described in this Section 1.6. Each party conveying Units pursuant to this Section 1.6, other than with respect to the distribution of BLP Units by TGPM to the Operating Company, makes such contribution as a capital contribution to the capital of the party receiving such Units, and the party receiving such Units hereby accepts such contribution as a contribution to its capital.

Section 1.7 Merger of ND Land Holdings LLC. Immediately after giving effect to the conveyance described in Section 1.5(a), TGPM and TGPGM will cause ND Land Holdings LLC (“ND Land”) to be merged with and into TGPGM, with TGPGM surviving the merger (the “ND Land Merger”).

Section 1.8 Merger of BakkenLink Pipeline LLC. Immediately after giving effect to the conveyance described in Section 1.6(c), TLP and THPPC will cause BakkenLink Pipeline LLC to be merged with and into THPPC, with THPPC surviving the merger (the “BLP Merger”).

Section 1.9 Actions and Deliveries on the Effective Date. The Parties acknowledge that the following actions and deliveries have occurred, or will occur concurrently with the execution of this Agreement:

(a) receipt by the Parties of all permits, consents, approvals, authorizations, orders, registrations, filings or qualifications of or with any court, governmental agency or body having jurisdiction over the Parties required in connection with the execution, delivery and performance of the Transaction Documents;

(b) the parties listed on Schedule B that are identified as “Assignor” on such schedule shall have assigned to the parties identified as “Assignee” on such schedule those contracts listed opposite their name on Schedule B, and in order to give effect to such assignments, each “Assignor” and “Assignee” shall have entered into an assignment and assumption agreement or such other form mutually agreeable to such parties;

(c) the execution and delivery by the respective parties thereto of the following documents:

(i) the Bills of Sale, in a form mutually agreeable to the Parties, pursuant to which the applicable Andeavor Parties and the Partnership assign and convey the Assets;

(ii) a merger agreement between ND Land and TGPGM, in a form mutually agreeable to the Parties;

(iii) a merger agreement between BakkenLink Pipeline LLC and THPPC, in a form mutually agreeable to the Parties;

(iv) the following commercial contracts:

(1) Master Terminalling Services Agreement by and between the parties identified as “Customers” on Schedule I thereto and the parties identified as “Providers” on Schedule I thereto and related service orders thereto;

(2) Master Unloading and Storage Agreement between WRCL and WRP, and the related service orders thereto;

(3) Asphalt Terminalling, Transportation and Storage Services Agreement between Asphalt Terminals LLC and WRCL, and the related service orders thereto;

(4) Transportation Services Agreement (LAR Interconnecting Pipelines) between TRMC and TSPC, and the related services order thereto;

(5) Construction Service Agreement (Los Angeles Refinery Interconnecting Pipelines) between TRMC and TSPC;

(v) the Real Property Conveyance Documents set forth on Schedule A;

(vi) Second Amended and Restated Secondment and Logistics Services Agreement among certain of the Andeavor Parties and certain of the Logistics Parties and an applicable service order to that agreement, both in forms mutually agreeable to the Parties;

(vii) Second Amended and Restated Schedules to the Omnibus Agreement among Andeavor, TRMC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, the General Partner and the Partnership, in a form mutually agreeable to the Parties;

(viii) Third Amended and Restated Limited Liability Company Agreement of the General Partner among the General Partner, WRS, TRMC and Tesoro Alaska Company LLC;

(ix) a ten-year promissory note, in a form mutually agreeable to the Parties, by Andeavor in favor of WRS to evidence the funds loaned by the WRS to Andeavor pursuant to Section 1.1(d);

(x) a debt guarantee, in a form mutually agreeable to the Parties;

(xi) New York Stock Exchange Supplemental Listing Application executed by the Partnership for the listing of the Common Units and for filing with the New York Stock Exchange;

(xii) Letter from the Partnership to American Stock Transfer, the transfer agent for the Common Units, regarding the issuance of the Common Units evidencing the Equity Consideration; and

(xiii) all other documents and instruments necessary or appropriate to convey the Assets to the Operating Company;

(d) the Partnership has received an affidavit, duly executed and acknowledged by WRS dated as of the Effective Date, in accordance with Treasury Regulation § 1.1445-2(b)(2) and Section 1446(f) of the Code, certifying that WRS is not a “foreign person” for such purposes; and

(e) the Conflicts Committee of the General Partner has received a fairness opinion from Robert W. Baird & Co., Incorporated, the financial advisor to the Conflicts Committee.

ARTICLE II

REPRESENTATIONS

Section 2.1 Representations of the Andeavor Parties. The Andeavor Parties hereby represent and warrant to the Partnership and the Operating Company as follows:

(a) The Assets are each in good working condition, suitable for the purposes for which they are being used in accordance with accepted industry standards and all applicable laws and regulations.

(b) WRS has title to each of the Assets and the Real Property Interests, free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens. WRS has title to each of the Assets and the Real Property Interests, subject to the Permitted Liens, that is sufficient to operate each such Asset in accordance with its intended and historical use, subject to all recorded matters and all physical conditions in existence, and, with respect to those portions of the TRMC Real Property underlying the Group E Assets, TRMC has sufficient title to grant valid leasehold or license rights in such real property to the Operating Company pursuant to the lease or license agreements in Schedule A.

(c) To the knowledge of WRS after reasonable investigation, there are no terms in any agreements included in the Assets or the Contracts that would materially impair the rights granted to the Logistics Parties pursuant to the transactions contemplated by this Agreement.

(d) WRS has title to the TGPM Units free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens. TGPM is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, with full limited liability company power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations under each of its contracts. TGPM is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned by it, or the nature of the activities conducted by it, requires such qualification. The limited liability company interests of TGPM that are issued and outstanding and held by WRS as of the date of this Agreement constitute all of the TGPM Units, and other than the TGPM Units, there are no outstanding equity securities or other securities of TGPM. There are no contracts relating to the issuance, sale or transfer of any equity securities or other securities of TGPM.

(e) TGPM has title to the BLP Units free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens. BakkenLink Pipeline LLC is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, with full limited liability company power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations under each of its contracts. BakkenLink Pipeline LLC is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of the each state or other jurisdiction in which either the ownership or use of the properties owned by it, or the nature of the activities conducted by it, requires such qualification. The limited liability company interests of BakkenLink Pipeline LLC that are issued and outstanding and held by TGPM as of the date of this Agreement constitute all of the BLP Units, and other than the BLP Units, there are no outstanding equity securities or other securities of BakkenLink Pipeline LLC. There are no contracts relating to the issuance, sale or transfer of any equity securities or other securities of BakkenLink Pipeline LLC.

(f) TGPM has title to all of the limited liability company interests of ND Land (the “ND Land Units”), free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens. ND Land is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, with full limited liability company power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations under each of its contracts. ND Land is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned by it, or the nature of the activities conducted by it, requires such qualification. The limited liability company interests of ND Land that are issued and outstanding and held by TGPM as of the date of this Agreement constitute all of the ND Land Units, and other than the ND Land Units, there are no outstanding equity securities or other securities of ND Land. There are no contracts relating to the issuance, sale or transfer of any equity securities or other securities of ND Land.

(g) WRS has title to the WRCG Units and the WRDBS Units free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens. Each of Western Refining Conan Gathering, LLC and Western Refining Delaware Basin Storage, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, with full limited liability company power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations under each of its contracts. Each of Western Refining Conan Gathering, LLC and Western Refining Delaware Basin Storage, LLC is duly qualified to do business as a foreign limited liability company and in good standing under the laws of the State of each state or other jurisdiction in which either the ownership or use of the properties owned by it, or the nature of the activities conducted by it, requires such qualification. The limited liability company interests of Western Refining Conan Gathering, LLC that are issued and outstanding and held by WRS as of the date of this Agreement constitute all of the WRCG Units, and other than the WRCG Units, there are no outstanding equity securities or other securities of Western Refining Conan Gathering, LLC. There are no contracts relating to the issuance, sale or transfer of any equity securities or other securities of Western Refining Conan Gathering, LLC. The limited liability company interests of Western Refining Delaware Basin Storage, LLC that are issued and outstanding and held by WRS as of the date of this Agreement constitute all of the WRDBS Units, and other than the WRDBS Units, there are no outstanding equity securities or other securities of Western Refining Delaware Basin Storage, LLC. There are no contracts relating to the issuance, sale or transfer of any equity securities or other securities of Western Refining Delaware Basin Storage, LLC.

(h) WRS has title to the Andeavor Rio Units free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens. Andeavor Rio is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, with full limited liability company power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations under each of its contracts. Andeavor Rio is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned by it, or the nature of the activities conducted by it, requires such qualification. TLP is, as of the Effective Date, the record and beneficial owner and holder of the Andeavor Rio Units. There are no contracts relating to the issuance, sale or transfer of any equity securities or other securities of Andeavor Rio.

(i) WRS has title to the Andeavor CD Units free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens. Andeavor CD is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, with full limited liability company power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations under each of its contracts. Andeavor CD is duly qualified to do business as a foreign limited liability company and in good standing under the laws of the State of each state or other jurisdiction in which either the ownership or use of the properties owned by it, or the nature of the activities conducted by it, requires such qualification. The limited liability company interests of Andeavor CD that are issued and outstanding and held by WRS as of the date of this Agreement constitute all of the Andeavor CD Units, and other than the Andeavor CD Units, there are no outstanding equity securities or other securities of Andeavor CD. There are no contracts relating to the issuance, sale or transfer of any equity securities or other securities of Andeavor CD.

(j) WRS has title to the MPL Units free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens. Andeavor MPL Holdings LLC is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, with full limited liability company power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations under each of its contracts. Andeavor MPL Holdings LLC is duly qualified to do business as a foreign limited liability company and in good standing under the laws of the State of each state or other jurisdiction in which either the ownership or use of the properties owned by it, or the nature of the activities conducted by it, requires such qualification. The limited liability company interests of Andeavor MPL Holdings LLC that are issued and outstanding and held by WRS as of the date of this Agreement constitute all of the MPL Units, and other than the MPL Units, there are no outstanding equity securities or other securities of Andeavor MPL Holdings LLC. There are no contracts relating to the issuance, sale or transfer of any equity securities or other securities of Andeavor MPL Holdings LLC.

(k) WRS has title to the ATL Units free and clear of all liens and encumbrances of any kind or nature, other than the Permitted Liens. Asphalt Terminals LLC is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, with full limited liability company power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations under each of its contracts. Asphalt Terminals LLC is duly qualified to do business as a foreign limited liability company and in good standing under the laws of the States of each state or other jurisdiction in which either the ownership or use of the properties owned by it, or the nature of the activities conducted by it, requires such qualification. The limited liability company interests of Asphalt Terminals LLC that are issued and outstanding and held by WRS as of the date of this Agreement constitute all of the ATL Units, and other than the ATL Units, there are no outstanding equity securities or other securities of Asphalt Terminals LLC. There are no contracts relating to the issuance, sale or transfer of any equity securities or other securities of Asphalt Terminals LLC.

(l) Each of TGPM, Andeavor MPL Holdings LLC, Andeavor CD, Western Refining Conan Gathering, LLC, Asphalt Terminals LLC and Andeavor Rio is properly classified as an entity disregarded as separate from its owner or as a partnership for U.S. federal income tax purposes.

Section 2.2 Representation of the Partnership. The Partnership hereby represents and warrants to the Andeavor Parties that the Common Units of the Partnership issued to WRS pursuant to Section 1.1(b)(ii) have been duly authorized for issuance and sale to WRS and, when issued and delivered by the Partnership to WRS pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware Limited Partnership Act).

Section 2.3 Representations of the Parties. Each Party represents and warrants, severally as to only itself and not jointly, to the other Parties as follows:

(a) The applicable Party has been duly formed or incorporated and is validly existing as a limited partnership, limited liability company or corporation, as applicable, in good standing under the laws of its jurisdiction of organization with full power and authority to enter into and perform its obligations under this Agreement and the other documents contemplated herein (the “Transaction Documents”) to which it is a party, to own or lease and to operate its properties currently owned or leased or to be owned or leased and to conduct its business. The applicable Party is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or registered would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties, taken as a whole, whether or not arising from transactions in the ordinary course of business, of such Party (a “Material Adverse Effect”).

(b) The applicable Party has all requisite power and authority to execute and deliver the Transaction Documents to which it is a party and perform its respective obligations thereunder. All corporate, partnership and limited liability company action, as the case may be, required to be taken by the applicable Party or any of its stockholders, members or partners for the execution and delivery by the applicable Party of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby has been validly taken.

(c) For the applicable Party, each of the Transaction Documents to which it is a party is a valid and legally binding agreement of such Party, enforceable against such Party in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) that the indemnity, contribution and exoneration provisions contained in any of the Transaction Documents may be limited by applicable laws and public policy.

(d) Neither the execution, delivery and performance of the Transaction Documents by the applicable Party that is a party thereto nor the consummation of the transactions contemplated by the Transaction Documents conflict or will conflict with, or result or will result in, a breach or violation of or a default under (or an event that, with notice or lapse of time or both would constitute such an event), or imposition of any lien, charge or encumbrance upon any property or assets of the applicable Party pursuant to (i) the partnership agreement, limited liability company agreement, certificate of limited partnership, certificate of formation or conversion, certificate or articles of incorporation, bylaws or other constituent document of the applicable Party, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the applicable Party is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the applicable Party of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Party or any of its properties in a proceeding to which it or its property is a party, except in the case of clause (ii), liens, charges or encumbrances arising under security documents for the collateral pledged under such Party’s applicable credit agreements, and except in the case of clause (iii), where such breach or violation would not reasonably be expected to have a Material Adverse Effect.

(e) No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over the applicable Party or any of its properties or assets is required in connection with the execution, delivery and performance of the Transaction Documents by the applicable Party, the execution, delivery and performance by the applicable Party that is a party thereto of its respective obligations under the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents other than (i) any filing related to the sale of the Common Units under this Agreement with federal or state securities laws authorities, (ii) consents that have been obtained and (iii) consents where the failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

(f) No action, suit, proceeding, inquiry or investigation by or before any court or governmental or other regulatory or administrative agency, authority or body or any arbitrator involving the applicable Party or its property is pending or, to the knowledge of the applicable Party, threatened or contemplated that (i) would individually or in the aggregate reasonably be expected to have a material adverse effect on the performance of the Transaction Documents or the consummation of any of the transactions contemplated therein, or (ii) would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

ARTICLE III

COVENANTS

Section 3.1 Further Assurances.

(a) From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (ii) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so contributed and assigned (including any actions required to effect the assignment and conveyance of the Assets, Real Property Interests and the Contracts as contemplated herein), and (iii) more fully and effectively to carry out the purposes and intent of this Agreement.

(b) To the extent any permits related to the Assets, Real Property Interests or the Contracts may not be assigned or transferred without the consent of a third party that has not been obtained at the Effective Time despite the exercise by the Andeavor Parties of their reasonable best efforts, this Agreement shall not constitute an agreement to assign or transfer such permit if an attempted assignment or transfer would constitute a breach thereof or be unlawful. In that case, the applicable Andeavor Party, to the maximum extent permitted by law, (a) shall act after the Effective Time as the agent of the applicable Logistics Party to obtain for such Parties the benefits thereunder, and (b) shall cooperate, to the maximum extent permitted by applicable law, with the applicable Logistics Party in any other reasonable arrangement designed to provide those benefits to such Parties, including by agreeing to remain liable under any applicable permit. Nothing contained in this Section 3.1(b) shall relieve the Andeavor Parties of their obligations under any other provisions of this Agreement.

(c) The Controller of Andeavor shall, in good faith, allocate among the Andeavor Parties and the Logistics Parties any amounts that relate to a period beginning prior to the Effective Date and ending after the Effective Date in accordance with the terms hereof.

Section 3.2 Debt Financed Distribution. For a period of four years following the Effective Date, WRS and the Partnership shall ensure (and shall cause their respective Affiliates to ensure) (i) that the Partnership Debt will not be less than the entire outstanding principal balance of the Partnership Debt outstanding immediately after the Effective Date, (ii) that there is no modification of the Partnership Debt so as to eliminate or limit the ultimate recourse liability of WRS with respect thereto, and (iii) that no corporation, partnership, person or entity, other than WRS or a Logistics Party, assumes, guarantees, indemnifies against or otherwise incurs any liability with respect to the Partnership Debt.

Section 3.3 Tax Covenants.

(a) The Parties intend that for U.S. federal income tax purposes (the “Intended Tax Treatment”), (i) the WRS Asset Contribution and the WRS Unit Contribution shall be treated as a contribution by WRS to the Partnership assets in exchange for the Equity Consideration in a transaction consistent with the requirements of Section 721(a) of the Code; (ii) the distribution of the Cash Consideration shall be treated as a distribution to WRS by Partnership under Section 731 of the Code; (iii) the distribution of the Cash Consideration to WRS shall be made out of proceeds of the Partnership Debt and that such distribution shall qualify as a “debt-financed transfer” under Treasury Regulations § 1.707-5(b); and (iv) WRS’s share of the Partnership Debt under Treasury Regulations § 1.752-2 and Proposed Treasury Regulations § 1.707-5(a)(2)(i) shall be the entire amount of the Partnership Debt.

(b) Except as otherwise required by applicable law following a final determination by the U.S. Internal Revenue Service or a governmental authority with competent jurisdiction, the Parties agree to file all tax returns and otherwise act at all times in a manner consistent with the Intended Tax Treatment.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Costs. Each Party shall pay its own costs and expenses with respect to the transactions contemplated by this Agreement; except as follows:

(a) the Partnership and Andeavor shall each pay, on behalf of the Logistics Parties and the Andeavor Parties, respectively, (i) one-half of the sales, use and similar transfer taxes arising out of the contributions, conveyances and deliveries to be made under ARTICLE I, (ii) one-half of the documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith, (iii) one half of any other customary closing costs associated with the contributions of the Assets; and (iv) legal fees and costs of Vinson & Elkins LLP and McGuireWoods LLP, in the case of clause (iv), to the extent incurred by any Logistics Parties and Andeavor Parties, respectively; and

(b) the Partnership shall pay all of the costs and expenses of the Conflicts Committee of the board of directors of the General Partner, including, but not limited to, the advisory and legal fees and costs of Sidley Austin LLP and Robert W. Baird & Co., Incorporated.

Section 4.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 4.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 4.4 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 4.5 Counterparts. This Agreement may be executed in any number of counterparts (including facsimile or .pdf copies) with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 4.6 Applicable Law; Forum, Venue and Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, without regard to the principles of conflicts of law. Each of the Parties (a) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to this Agreement shall be exclusively brought in any federal court of competent jurisdiction situated in the United States District Court for the Western District of Texas, San Antonio Division, or if such federal court declines to exercise or does not have jurisdiction, in the district court of Bexar County, Texas, in each case regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims, (b) irrevocably submits to the exclusive jurisdiction of the United States District Court for the Western District of Texas, San Antonio Division, or if such federal court declines to exercise or does not have jurisdiction, of the district court of Bexar County, Texas in connection with any such claim, suit, action or proceeding, (c) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (i) it is not personally subject to the jurisdiction of the United States District Court for the Western District of Texas, San Antonio Division, or the district court of Bexar County, Texas, or of any other court to which proceedings in such courts may be appealed, (ii) such claim, suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of such claim, suit, action or proceeding is improper, (d) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding and (e) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder or by personal service within or without the State of Texas, and agrees that service in such forms shall constitute good and sufficient service of process and notice thereof; provided, however, that nothing in clause (e) hereof shall affect or limit any right to serve process in any other manner permitted by law.

Section 4.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 4.8 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement. Notwithstanding anything in the foregoing to the contrary, any amendment executed by the Partnership or any of its subsidiaries shall not be effective unless and until the execution of such amendment has been approved by the Conflicts Committee.

Section 4.9 Integration. This Agreement, together with the Schedules and Exhibits referenced herein, constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the Parties in connection therewith.

Section 4.10 Specific Performance. The Parties agree that money damages may not be a sufficient remedy for any breach of this Agreement and that in addition to any other remedy available at law or equity, the Parties shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any Party’s breach of this Agreement. The Parties agree that no bond shall be required for any injunctive relief in connection with a breach of this Agreement.

Section 4.11 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the Assets and interests referenced herein. Additionally, in lieu of one or more “deeds,” “recordings,” “bills of sale,” or other conveyance documents (including, without limitation, Real Property Conveyance Documents) regarding the Assets and for administrative convenience only (and without limiting any of the representations, warranties, covenants or other provisions of this Agreement), WRS directs the owners of such Assets prior to the transactions described in this Agreement to directly convey, on WRS’ behalf, each such Asset to its respective final owner following the transactions described in this Agreement, via the appropriate “deeds,” “recordings,” “bills of sale,” and other conveyance documents (including, without limitation, Real Property Conveyance Documents). For the avoidance of doubt, neither (a) the conveyance of the Assets as described in Sections 1.1, 1.2 or 1.3, or (b) the execution, delivery and performance of the Contracts, is intended to be treated as a sale for tax or any other purposes.

Section 4.12 Notice. All notices or requests or consents provided for by, or permitted to be given pursuant to, this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by facsimile to such Party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by facsimile shall be effective upon actual receipt, with confirmation, if received during the recipient’s normal business hours or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices to be sent to a Party pursuant to this Agreement shall be sent to or made at the address set forth below or at such other address as such Party may stipulate to the other Parties in the manner provided in this Section 4.12.

If to Andeavor or WRS:

Andeavor

19100 Ridgewood Parkway

San Antonio, Texas 78259-1828

Attn: General Counsel

Facsimile: (210) 745-4494

If to the Partnership or the Operating Company:

Andeavor Logistics LP

c/o Tesoro Logistics GP, LLC, its General Partner

19100 Ridgewood Parkway

San Antonio, Texas 78259-1828

Attn: General Counsel

Facsimile: (210) 745-4494

ARTICLE V

DEFINITIONS

Section 5.1 Capitalized terms used herein have the respective meanings ascribed to such terms below:

“Agreement” has the meaning set forth in the introduction to this Agreement.

“Andeavor” has the meaning set forth in the introduction to this Agreement.

“Andeavor CD” means Andeavor Logistics CD LLC.

“Andeavor CD Units” has the meaning set forth in the Recitals.

“Andeavor Parties” has the meaning set forth in the introduction to this Agreement.

“Andeavor Rio” means Andeavor Logistics Rio Pipeline LLC.

“Andeavor Rio Units” has the meaning set forth in the Recitals.

“Aranco Pipeline” has the meaning set forth in the Recitals.

“Assets” means (i) the Mandan Tankage, (ii) the Salt Lake Tankage, (iii) the LARW Tankage, (iv) the LARC Tankage, (v) the Mandan Rail Rack and Trackage, (vi) Salt Lake Rail Rack and Trackage, (vii) the LARW Rail Rack and Trackage, (viii) the LARC Rail Rack and Trackage, (ix) the Mandan LPG Truck Rack, (x) the Salt Lake Refinery Truck Racks, (xi) the LARW LPG Truck Rack, (xii) the LARC LPG Truck Rack, (xiii) the LA Refinery Interconnecting Pipeline, (xiv) the Mesquite Truck Station, (xv) the Yucca Truck Station, (xvi) the Mason East Station, (xvii) the Wink Station, (xviii) the Jal NGL Storage Facility, (xix) the Wingate Terminal, (xx) the Clearbrook Tankage, (xxi) the Aranco Pipeline, (xxii) the Bobcat Pipeline, and (xxiii) the Benny Pipeline.

“ATL Units” has the meaning set forth in the Recitals.

“Benny Pipeline” has the meaning set forth in the Recitals.

“Bills of Sale” means the instruments to be effective as of the Effective Time for the sale, assignment, transfer, contribution, grant, bargain conveyance and delivery of the entire right, title, interest, responsibilities, coverages and liabilities in and to those certain improvements and tangible personal property related to the following Real Property Interests and TRMC Real Property, including any responsibilities, coverages and liabilities from and after the Effective Time under any permit or license included in such improvements and tangible personal property, free and clear of all liens and encumbrances of any kind or nature other than Permitted Liens and not including the Excluded Assets and Liabilities: (i) Mandan Refinery; (ii) Salt Lake Refinery; (iii) a combined Bill of Sale for LARC Refinery Unit and LARW Refinery Unit; (iv) LA Refinery Interconnecting Pipeline; (v) Wink Station; (vi) Mesquite Truck Station; (vii) Wingate Terminal; and (viii) Yucca Truck Station.

“BLP Merger” has the meaning set forth in Section 1.8.

“BLP Units” has the meaning set forth in Section 1.6.

“Bobcat Pipeline” has the meaning set forth in the Recitals.

“Cash Consideration” has the meaning set forth in Section 1.1(b).

“Clearbrook Tankage” has the meaning set forth in the Recitals.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Unit” means a common unit representing a limited partner interest in the Partnership having the rights set forth in the Partnership Agreement.

“Conflicts Committee” has the meaning set forth in the Partnership Agreement.

“Contracts” means the commercial agreements to be entered into effective as of the Effective Date set forth in Section 1.9(c)(iv).

“Effective Date” has the meaning set forth in the introduction to this Agreement.

“Effective Time” means 12:02 a.m. Eastern Time on the Effective Date.

“Equity Consideration” has the meaning set forth in Section 1.1(b).

“Excluded Assets and Liabilities” means those certain assets and properties (including any and all petroleum and hydrocarbon inventory) and certain responsibilities, coverages and liabilities that might otherwise be considered as part of the Assets or the Contracts but are being retained by WRS and are not being contributed, transferred or assumed to or by the General Partner, the Partnership or the Operating Company as part of the transactions contemplated by this Agreement, as set forth on Exhibit P to this Agreement.

“General Partner” means Tesoro Logistics GP, LLC, the general partner of the Partnership.

“Group A Assets” has the meaning set forth in Section 1.2.

“Group B Assets” has the meaning set forth in Section 1.2.

“Group C Assets” has the meaning set forth in Section 1.2.

“Group D Assets” has the meaning set forth in Section 1.2.

“Group E Assets” has the meaning set forth in Section 1.2.

“Group F Assets” has the meaning set forth in Section 1.2.

“Group G Assets” has the meaning set forth in Section 1.2.

“Intended Tax Treatment” has the meaning set forth in Section 3.3(a).

“Jal NGL Storage Facility” has the meaning set forth in the Recitals.

“LARC LPG Truck Rack” has the meaning set forth in the Recitals.

“LARC Rail Rack and Trackage” has the meaning set forth in the Recitals.

“LARC Refinery Unit” has the meaning set forth in the Recitals.

“LARC Tankage” has the meaning set forth in the Recitals.

“LA Refinery Interconnecting Pipeline” has the meaning set forth in the Recitals.

“LARW LPG Truck Rack” has the meaning set forth in the Recitals.

“LARW Rail Rack and Trackage” has the meaning set forth in the Recitals.

“LARW Refinery Unit” has the meaning set forth in the Recitals.

“LARW Tankage” has the meaning set forth in the Recitals.

“Logistics Parties” has the meaning set forth in the introduction to this Agreement.

“Mandan LPG Truck Rack” has the meaning set forth in the Recitals.

“Mandan Rail Rack and Trackage” has the meaning set forth in the Recitals.

“Mandan Refinery” has the meaning set forth in the Recitals.

“Mandan Tankage” has the meaning set forth in the Recitals.

“Mason East Station” has the meaning set forth in the Recitals.

“Material Adverse Effect” has the meaning set forth in Section 2.3(a).

“Mesquite Truck Station” has the meaning set forth in the Recitals.

“MPL Units” has the meaning set forth in the Recitals.

“ND Land” has the meaning set forth in Section 1.7.

“ND Land Merger” has the meaning set forth in Section 1.7.

“ND Land Units” has the meaning set forth in Section 2.1(f).

“Omnibus Agreement” means that certain Fourth Amended and Restated Omnibus Agreement dated as of October 30, 2017, among Andeavor, TRMC, Tesoro Companies, Inc.,

Tesoro Alaska Company LLC, the General Partner and the Partnership, as such agreement (and the Schedules thereto) may be amended, supplemented or restated from time to time.

“Operating Company” has the meaning set forth in the introduction to this Agreement.

“Partnership” has the meaning set forth in the introduction to this Agreement.

“Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of October 30, 2017, as such agreement may be amended, supplemented or restated from time to time.

“Partnership Contribution” has the meaning set forth in Section 1.2.

“Partnership Debt” has the meaning set forth in Section 1.1(c).

“Partnership Unit Contribution” has the meaning set forth in Section 1.5.

“Party” or “Parties” have the meanings given to those terms in the introduction to this Agreement.

“Permitted Liens” has the meaning set forth in Section 1.1(a).

“Real Property Interests” has the meaning set forth in the Recitals.

“Real Property Conveyance Documents” has the meaning set forth in Schedule A.

“Salt Lake Rail Rack and Trackage” has the meaning set forth in the Recitals.

“Salt Lake Refinery” has the meaning set forth in the Recitals.

“Salt Lake Refinery Truck Racks” has the meaning set forth in the Recitals.

“Salt Lake Tankage” has the meaning set forth in the Recitals.

“Secondment and Logistics Services Agreement” means that certain Amended and Restated Secondment and Logistics Services Agreement dated as of October 30, 2017, as may be amended, modified or supplemented from time to time, among certain of the Andeavor Parties and certain of the Logistics Parties.

“St. Paul Refining” means St. Paul Park Refining Co., LLC.

“TGPGM” has the meaning set forth in the introduction to this Agreement.

“TGPM” has the meaning set forth in the introduction to this Agreement.

“TGPM Units” has the meaning set forth in the Recitals.

“THPPC” has the meaning set forth in the introduction to this Agreement.

“TLP” has the meaning set forth in the introduction to this Agreement.

“Transaction Documents” has the meaning set forth in Section 2.3(a).

“Treasury Regulations” means the regulations (including temporary regulations) promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Code. All references herein to sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar or substitute, temporary or final Treasury Regulations.

“TRMC” has the meaning set forth in the introduction to this Agreement.

“TRMC Real Property” has the meaning set forth in the Recitals.

“TSPC” has the meaning set forth in the introduction to this Agreement.

“Units” means the TGPM Units, the MPL Units, the Andeavor CD Units, the Andeavor Rio Units, the WRCG Units, the WRDBS Units, and the ATL Units.

“Wingate Terminal” has the meaning set forth in the Recitals.

“Wink Station” has the meaning set forth in the Recitals.

“WNRL” has the meaning set forth in the introduction to this Agreement.

“WRCG Units” has the meaning set forth in the Recitals.

“WRCL” means Western Refining Company, L.P.

“WRDBS Units” has the meaning set forth in the Recitals.

“WRLP” has the meaning set forth in the introduction to this Agreement.

“WRP” has the meaning set forth in the introduction to this Agreement.

“WRS” has the meaning set forth in the introduction to this Agreement.

“WRS Asset Contribution” has the meaning set forth in Section 1.1(a).

“WRS Unit Contribution” has the meaning set forth in Section 1.4.

“WRT” has the meaning set forth in the introduction to this Agreement.

“Yucca Truck Station” has the meaning set forth in the Recitals.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be duly executed effective as of the Effective Time.

ANDEAVOR PARTIES:

ANDEAVOR

By:	/s/ Gregory J. Goff Gregory J. Goff President and Chief Executive Officer

WESTERN REFINING SOUTHWEST, INC.

By:	/s/ Gregory J. Goff Gregory J. Goff President and Chief Executive Officer

TESORO REFINING & MARKETING COMPANY LLC

By:	/s/ Gregory J. Goff Gregory J. Goff President and Chief Executive Officer

TESORO GREAT PLAINS MIDSTREAM LLC

By:	/s/ Gregory J. Goff Gregory J. Goff President and Chief Executive Officer

TESORO GREAT PLAINS GATHERING & MARKETING LLC

By:	/s/ Gregory J. Goff Gregory J. Goff President and Chief Executive Officer

Signature Page

Contribution, Conveyance and Assumption Agreement

LOGISTICS PARTIES:

ANDEAVOR LOGISTICS LP

By:	TESORO LOGISTICS GP, LLC, its General Partner

By:	/s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

TESORO LOGISTICS OPERATIONS LLC

By:	/s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

TESORO LOGISTICS PIPELINES LLC

By:	/s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

WESTERN REFINING TERMINALS, LLC

By:	/s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

Signature Page

Contribution, Conveyance and Assumption Agreement

WESTERN REFINING PIPELINE, LLC

By:	/s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

TESORO HIGH PLAINS PIPELINE COMPANY LLC

By:	/s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

WESTERN REFINING LOGISTICS LP

By:	Western Refining Logistics GP, LLC, its general partner

By:	/s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

WNRL ENERGY LLC

By:	/s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

TESORO SOCAL PIPELINE COMPANY LLC

By:	/s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

Signature Page

Contribution, Conveyance and Assumption Agreement

Exhibit Index

Exhibit A	Mandan Tankage

Mandan Rail Rack and Trackage

Mandan LPG Truck Rack

Exhibit B	Salt Lake Tankage

Salt Lake Rail Rack and Trackage

Salt Lake Refinery Truck Racks

Exhibit C	LARW Tankage & LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Exhibit D	LA Refinery Interconnecting Pipeline

Exhibit E	Mesquite Truck Station

Exhibit F	Yucca Truck Station

Exhibit G	Mason East Station

Exhibit H	Wink Station

Exhibit I	Jal NGL Storage Facility

Exhibit J	Wingate Terminal

Exhibit K	Clearbrook Tankage

Exhibit L	Bobcat Pipeline

Exhibit M	Benny Pipeline

Exhibit N	Aranco Pipeline

Exhibit O	Permitted Liens

Exhibit P	Excluded Assets and Liabilities

***

Schedule A	Real Property Interests

Schedule B	Assigned Contracts

Exhibit List

EXHIBIT A

Mandan Tankage

Mandan Rail Rack and Trackage

Mandan LPG Truck Rack

Asset No.	Asset Description
10002782	LEVEL & PRESSURE INDICATORS FB-766,FB-767 & FB-704
10007669	M&E- RAILTRACK SOLENOID FRZ PROTECTN
10007672	M&E-ELECTR DISTR.-REF OM PRESSURIZATN LEL DETECTOR
10007674	M&E-EXCHANGER- REFINING- TNKFLD WATER DR
10007675	M&E-FIRE/SAFETY EQPT - REFINING TANKFIELD WALKWAYS
10007677	M&E - I.S.B.L.-INSTRUMENTS-REF- LIQ LEVEL ALARM
10007679	M&E - I.S.B.L. - LINES, PIPING - REF
10007681	M&E- JP-8 MODIFICTNS-ABV GRADE PIPING
10007682	M&E-I.S.B.L.-LINES, PIPING-REF- DECANTING TANK
10007683	M&E-I.S.B.L.-LINES, PIPING-REF- TNKFLD WATER DR
10007685	M&E - I.S.B.L. - LINES, PIPING - REF
10007686	M&E -MACT - CONVERT TK 746 TO METHANOL SERV
10007688	M&E - PIPE FROM TK730/733
10007689	M&E-I.S.B.L.-LINES, PIPING-REF- TANK HEADERS
10007690	M&E - I.S.B.L. - LINES, PIPING - REF - SE 731 TK.
10007691	M&E-I.S.B.L.-LINES, PIPING-REF- E TKFLD FIREWAL
10007692	M&E-ISBL LINES- FIREWTR SYS WST TKFLD (PX-1697)
10007694	M&E-I.S.B.L.-LINES, PIPING- TNKFLD WATER DRAW SYS
10007695	ISBL LINES, PIPING - FB723 REPLACE ROOF (PX-1771)
10007696	M&E-I.S.B.L.-LINES, PIPING-REF- FB RPLC ROOF
10007697	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L.
10007700	M&E- REPL LVL ALARMS ON PROPRANE DRUMS
10007701	M&E - I.S.B.L.- REF INSTR M. BUTTONS TO ACT DELUGE
10007705	M&E - LINES, ELECTRICAL LINES: -
10007710	M&E - LINES, ELECTRICAL LINES: -
10007716	M&E - LINES, ELECTRICAL LINES: -
10007717	M&E - LINES, ELECTRICAL LINES: -
10007719	M&E - LINES, ELECTRICAL LINES: -
10007720	M&E - LINES, ELECTRICAL LINES: - EF044
10007721	M&E - LINES, ELECTRICAL LINES: - EF044
10007722	M&E - LINES, ELECTRICAL LINES: - EF044
10007723	M&E - LINES, ELECTRICAL LINES: -
10007730	ELECTRICAL LINES: - TKFIELD WATER DRAW SYSTEM
10007732	M&E - LINES, ELECTRICAL LINES: - TNKFLD WATER DR
10007736	M&E - LINES, ELECTRICAL LINES: - EF042 MOTOR CON

Exhibit A – Page 1

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007737	M&E - LINES, ELECTRICAL LINES: - EF042 MOTOR CON
10007738	M&E - LINES, ELECTRICAL LINES: - EF042 MOTOR CON
10007740	M&E - LINES, ELECTRICAL LINES: -
10007741	M&E - LINES, ELECTRICAL LINES: -
10007742	M&E - LINES, ELECTRICAL LINES: - EF043
10007743	M&E - LINES, ELECTRICAL LINES: - EF043
10007744	M&E - LINES, ELECTRICAL LINES: - EF043
10007745	M&E - LINES, ELECTRICAL LINES: - 440 VOLT
10007746	M&E - LINES, ELECTRICAL LINES - JET FUEL FACILITY
10007749	ELECTR. LINES -CONVRT TK751 TO EMERG. SERV. (X-24)
10007755	M&E - LINES, ELECTRICAL LINES: - STD.TRIPLEPHASE
10007758	M&E - LINES, ELECTRICAL LINES: -
10007761	M&E - LINES, ELECTRICAL LINES: -
10007762	M&E -LOADING RACKS - REF M&E - LOADING RACKS - REF
10007763	M&E - PROCESS UNIT - STRUCTURAL STEEL - REFINING
10007764	M&E-PUC CONST-AOC REF,TRANS,SP, N- CRD GRVITOMETER
10007766	M&E-PUC CONST-AOC REF,TRANS,SP, N- TK-769-52-06-13
10007773	M&E - PUMP UNIT - REFINING PUMP POWER UNIT - FB-716 Mixer
10007780	M&E - TANK: ABOVE GROUND STORAGE
10007781	M&E - TANK: ABOVE GROUND STORAGE
10007782	M&E - TANK: ABOVE GROUND STORAGE - REF - EF12 FB-702
10007783	M&E - TANK: ABOVE GROUND STORAGE - REF - EF12 FB-702
10007784	M&E - TANK: ABOVE GROUND STORAGE - REF - EF12 FB-702
10007785	M&E - TANK: ABOVE GROUND STORAGE - REF - RISER FB-734
10007786	M&E-TANK:ABOVE GRND STORAGE-REF- 5 FOAM NOZZLES FB-705
10007787	TANK 725 - CONE ROOF
10007788	M&E - TANK: ABOVE GROUND STORAGE - REF - CONE ROOF FB-703
10007789	M&E - TANK: ABOVE GROUND STORAGE - REF - EF15 FB-703
10007790	M&E - TANK: ABOVE GROUND STORAGE - REF - EF15 FB-703
10007791	M&E - TANK: ABOVE GROUND STORAGE - REF - EF15 FB-703
10007792	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-746
10007793	M&E - TANK: ABOVE GROUND STORAGE - REF - EF188 FB-742
10007794	M&E - TANK: ABOVE GROUND STORAGE - REF - EF188 FB-742
10007795	M&E - TANK: ABOVE GROUND STORAGE - REF - EF188 FB-742
10007796	M&E-TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF FB-764
10007797	M&E-TANK:ABOVE GRND STORAGE-REF- HEATING COILS
10007798	TANK: NOZZLE ASS’MBLYS ON TANKS (MCI-2601) FB-728
10007799	TANK:ABOVE GRND STORAGE-REF- NOZZLE ASS’BLYS TK752
10007800	M&E-TANK:ABOVE GRND STORAGE-REF- LEVEL INDICATOR FB-704
10007801	M&E-TANK:ABOVE GRND STORAGE-REF- 1-1/2IN ORB VAL FB-767

Exhibit A – Page 2

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007802	M&E - TANK: ABOVE GROUND STORAGE - REFS
10007803	M&E - TANK: ABOVE GROUND STORAGE - REF - EF214 FB-752
10007804	M&E - TANK: ABOVE GROUND STORAGE - REF - EF214 FB-752
10007805	M&E - TANK: ABOVE GROUND STORAGE - REF - EF214 FB-752
10007806	TANK: ABOVE GROUND STORAGE - REFINING TANK TK-749 FB-749
10007807	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-764
10007808	M&E - TANK: ABOVE GROUND STORAGE - EF208 FB747
10007809	M&E - TANK: ABOVE GROUND STORAGE - REF - EF208 FB-747
10007810	M&E-TANK:ABOVE GRND STORAGE-REF- INSTRUMENTATION FB-704
10007811	M&E-TANK:ABOVE GRND STORAGE-REF- INSTITION TR567 FB-766
10007812	M&E-TANK:ABOVE GRND STORAGE-REF- HEATING CABLE FB-767
10007813	M&E - TANK: ABOVE GROUND STORAGE - REF - NOZZLE FB-703
10007814	M&E - TANK: ABOVE GROUND STORAGE - REF - LIGHTNIN FB-733
10007815	TANK:ABOVE GRND STORAGE-TK 765 EARTH DIKE
10007816	TANK:ABOVE GRND STORAGE - EARTH DIKE TK 765
10007817	M&E-TANK:ABOVE GRND STORAGE-REF- EF252 EARTH DK FB-765
10007818	M&E-TANK- DOOR SHEETS for TKS 713, 727, & 734
10007819	M&E-TANK:ABOVE GRND STORAGE-REF- NEW EPOXY FLOOR FB-703
10007820	M&E-TANK:ABOVE GRND STORAGE-REF- MIXER NOZZLE FB-701
10007821	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-744
10007822	M&E-TANK:ABOVE GRND STORAGE-REF- 8FT DECANTR LIN FB-715
10007823	M&E-TANK:ABOVE GRND STORAGE-REF- 89A2412801-02 FB-706
10007824	M&E-TANK:ABOVE GRND STORAGE-REF- TIE-IN DVN STGE FB-771
10007825	M&E-TANK:ABOVE GRND STORAGE-REF- CHANGE SERVICE FB-740
10007826	M&E-TANK: EXT CIRC LINES FOR ENVIRON. GAS REV. FB-728
10007827	M&E-TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF FB-729
10007828	M&E - TANK: ABOVE GROUND STORAGE - REF - EF127 FB-729
10007829	M&E - TANK: ABOVE GROUND STORAGE - TK729
10007830	M&E - TANK: ABOVE GROUND STORAGE - EF127 TK 729
10007831	M&E - TANK: ABOVE GROUND STORAGE - REF - EF190 FB-742
10007832	M&E - TANK: ABOVE GROUND STORAGE - REF - EF258
10007833	M&E - TANK: ABOVE GROUND STORAGE - REF - EF190 FB-742
10007834	M&E - TANK: ABOVE GROUND STORAGE - REF - EF190 FB-742
10007835	M&E-TANK:ABOVE GRND - 3-SAMPLE VALVES TK 757
10007836	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLASS BTM. FB-742
10007837	M&E-TANK:ABOVE GRND STORAGE-REF- EPOXY FLOOR FB-723
10007838	M&E-TANK:ABOVE GRND STORAGE-REF- EPOXY FLOOR FB-708
10007839	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-712
10007840	M&E-TANK:ABOVE GRND STORAGE-REF- MIXER NOZZLE FB-701
10007841	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-770

Exhibit A – Page 3

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007842	M&E - TANK: ABOVE GROUND STORAGE - REF - EF108 FB-725
10007843	M&E - TANK: ABOVE GROUND STORAGE - REF - EF122 FB-728
10007844	M&E - TANK: ABOVE GROUND STORAGE - REF - EF122 FB-728
10007845	M&E - TANK: ABOVE GROUND STORAGE - EF122 TK 728
10007846	M&E-TANK:ABOVE GRND STORAGE-REF- CONVERT SERVICE FB-740
10007847	TANK: ABOVE GROUND - MIXER ON TK 716 (PX-1519)
10007848	M&E - TANK: ABOVE GROUND STORAGE - NU-2 TK 723
10007849	M&E-TANK:ABOVE GRND STORAGE-REF- MIXER NOZZLE
10007850	M&E - TANK: ABOVE GROUND STORAGE - REF - CONE ROOF FB-745
10007851	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-709
10007852	M&E - TANK: ABOVE GROUND STORAGE - REF - FB-701
10007853	M&E - TANK: ABOVE GROUND STORAGE - REF - CONE ROOF FB-730
10007854	M&E - TANK: ABOVE GROUND STORAGE - TANK 704
10007855	M&E - TANK: ABOVE GROUND STORAGE - REF - TK-704
10007856	M&E - TANK: ABOVE GROUND STORAGE - REF - EF259
10007857	M&E - TANK: ABOVE GROUND STORAGE - EF140 FB732
10007858	M&E - TANK: ABOVE GROUND STORAGE - REF - EF259
10007859	M&E - TANK: ABOVE GROUND STORAGE - REF - EF140 FB-732
10007860	M&E - TANK: ABOVE GROUND STORAGE - EF140 TK-732
10007861	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-765
10007862	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-746
10007863	M&E - TANK: ABOVE GROUND STORAGE - REF - PLATFORM FB-767
10007864	M&E-TANK:ABV GRND STORGE-REF MODIFY T-735 TO T-736
10007865	M&E - TANK: ABOVE GROUND STORAGE - REF - EF172 FB-739
10007866	TANK: ABOVE GROUND STORAGE - REF -CONE ROOF TK 765
10007867	M&E-TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF 743
10007868	M&E-TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF FB-705
10007869	TANK: ABOVE GROUND STORAGE - REF - TK 739
10007870	M&E - TANK: ABOVE GROUND STORAGE - REF - EF173 FB-739
10007871	M&E - TANK: ABOVE GROUND STORAGE - REF - EF237 FB-758
10007872	M&E - TANK: ABOVE GROUND STORAGE - REF - EF237 FB-758
10007873	M&E-TANK:ABOVE GRND STORAGE-REF- DEFLECTOR PLATE FB-734
10007874	M&E - TANK: ABOVE GROUND STORAGE - REF - LADDERS FB-766
10007875	M&E-TANK:ABOVE GRND STORAGE-REF- ELECT FACILITIE FB-744
10007876	M&E - TANK: ABOVE GROUND STORAGE - REF - FIREWALL FB-770
10007878	M&E-TANK:ABOVE GRND STORAGE-REF- INSUL ROOF TK 741
10007879	M&E-TANK:ABOVE GRND STORAGE-REF- CNVT TO LDD REG FB-757
10007880	M&E-TANK:ABOVE GRND STORAGE-REF- 88A0440601 FB-734
10007881	M&E - TANK: ABOVE GROUND STORAGE - REF - EF104 FB-724
10007882	M&E - TANK: ABOVE GROUND STORAGE - REF - EF123 FB-728

Exhibit A – Page 4

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007883	M&E - TANK: ABOVE GROUND STORAGE - REF - EF123 FB-728
10007884	M&E - TANK: ABOVE GROUND STORAGE - REF - EF226 FB-755
10007885	M&E - TANK: ABOVE GROUND STORAGE - REF - EF207 FB-747
10007886	M&E - TANK: ABOVE GROUND STORAGE - REF - EF207 FB-747
10007887	M&E - TANK: ABOVE GROUND STORAGE - REF - EF207 FB-747
10007888	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-746
10007889	M&E-TANK:ABOVE GRND STORAGE-REF- DEFLECTORS FB-704
10007890	M&E-TANK:ABOVE GRND- DEFLECTORS TK 766
10007891	M&E - TANK: ABOVE GROUND STORAGE - REF - LABOR FB-770
10007892	M&E-TANK:ABOVE GRND STORAGE-REF- FLOOR COATING FB-737
10007893	M&E-TANK:ABOVE GRND STORAGE-REF- AUR PIPELN REV FB-724, FB-748
10007894	M&E - TANK: ABOVE GROUND STORAGE - REF - LIGHTNIN FB-742
10007895	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-723
10007896	M&E-TANK: FIREWATER DRAIN TK 704
10007897	M&E - TANK: ABOVE GROUND STORAGE - REF - LIGHTNIN FB-711
10007898	LIGHTNING TANK MIXERS - TK703 & TK730 (PX-1637)
10007899	M&E-TANK:ABOVE GRND STORAGE-REF- FB723 RPLC ROOF
10007901	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-758
10007902	M&E - TANK: ABOVE GROUND STORAGE - REF - EF124 FB-728
10007905	M&E - TANK: ABOVE GROUND STORAGE - REF - EF238 FB-758
10007906	TANK 758-HP CONE TK-IN SERV 1954-EF238 FB-758
10007907	M&E - TANK: ABOVE GROUND STORAGE - REF - PLATFORMS FB-759-763
10007908	M&E - TANK: ABOVE GROUND STORAGE - REF - PIPING FB-723
10007910	INSTALLATION OF MIXERS ON TKS 741 & 758
10007911	M&E - TANK: ABOVE GROUND STORAGE - REF - 558725 FB-701
10007912	M&E-TANK:ABOVE GRND STORAGE-REF- WATER VALVES FB-704
10007913	M&E-TANK:ABOVE GRND STORAGE-REF- ELECT FACILITIE FB-732
10007914	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-732
10007915	M&E - TANK: ABOVE GROUND STORAGE - REF - PIPING FB-716
10007916	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-771
10007917	AIR BLOWING FACILITIES FOR FB-714 D.O. TANK
10007918	TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF TK 723
10007919	M&E - TANK: ABOVE GROUND STORAGE - REF - EF103 724
10007920	TANK: ABOVE GROUND STORAGE - TANK 701
10007921	M&E-TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF FB-748
10007922	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-758
10007923	TANK 750 - FLOATING ROOF
10007924	M&E-TANK:ABOVE GRND STORAGE-REF- SITE PREP-TK-764
10007925	M&E-TANK:ABOVE GRND STORAGE-REF- CONCRETE BAFFLE - Fire Protection
10007926	M&E - TANK: ABOVE GROUND STORAGE - REF - GRADING FB-759 - 763

Exhibit A – Page 5

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007927	REPLACING WOODEB SLEEPERS IN TK FIELD & PIPE ALLEY
10007928	M&E-TANK:ABOVE GRND STORAGE-REF- W/CONE ROOF FB-731
10007929	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-737
10007930	M&E-TANK:ABOVE GRND STORAGE-REF- REVISE HEADER FB-751
10007931	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-768
10007932	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-714 & 715
10007933	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-741
10007934	M&E-TANK:ABOVE GRND STORAGE-REF- FIREWALL DRAIN FB-716
10007935	M&E-TANK:ABOVE GRND STORAGE-REF- REVISE PIPING FB-734
10007936	M&E-TANK:ABOVE GRND STORAGE-REF- LEVEL SYSTEM FB-766
10007938	M&E-TANK:ABOVE GRND STORAGE-REF- TRACE GAGE LINE FB-767
10007939	M&E-TANK:ABOVE GRND STORAGE-REF- FOAM INJ.NOZZLE FB-752
10007940	M&E-TANK:ABOVE GRND STORAGE-REF- TRACE GAGE LINE FB-767
10007941	M&E-TANK:ABOVE GRND STORAGE-REF- FLEX ROOF DRAIN FB-740
10007942	M&E-TANK:ABOVE GRND STORAGE-REF- REVISE PIPING FB-734
10007943	M&E-TANK:ABOVE GRND STORAGE-REF- REVISE PIPING FB-734
10007944	M&E-TANK:ABOVE GRND STORAGE-REF- LEVEL INDICATOR FB-767
10007945	M&E-TANK:ABOVE GRND- FOAMITE NOZZLES TK 724
10007946	M&E - TANK: ABOVE GROUND STORAGE - TK 771
10007947	M&E-TANK: FLEX.ROOF DRAIN TK 740
10007948	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLASS BTM. FB-742
10007949	TANK ABOVE GRND - EPOXY FLOOR TK 708 (PX-3513)
10007950	M&E-TANK:ABOVE GRND STORAGE-REF- EPOXY FLOOR FB-723
10007951	M&E - TANK: ABOVE GROUND STORAGE - REF - NOZZLE FB-703
10007952	M&E-TANK:ABOVE GRND STORAGE-REF- S/N 8421318701 FB-701
10007953	M&E-TANK:ABOVE GRND STORAGE-REF- MIXER NOZZLE FB-701
10007954	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-710
10007955	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-709
10007956	TANK: ABOVE GROUND STORAGE- REF - CONE ROOF TK-745
10007957	CONVERT TK757 TO LDED & TK 732 TO TYPE A
10007958	M&E-TANK:ABOVE GRND STORAGE-REF- LIGHTNIN W/25HP FB-750
10007959	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-744
10007963	RAILROAD EQPT RR40 RAIL LOADING FACILITY UPGRADE
10010043	DYED LS1 AND LS2
10010056	RAIL CLASS YARD EXPANSION
10010072	UPGD FIRE PROT ON BUTANE SPHERE
10010075	INSTAL LEVL ALRM RV COLLECTN PO
10010076	DCS INSTLN OM/CHG ORDR EX C&O P
10010689	MERCAPTAN INJECTION SYSTEM
10011037	RESIDENCE TANK FB-745 CONVERSION

Exhibit A – Page 6

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10011045	RESIDENCE TANK FB-745 CONVERSION
10011049	MERCAPTAN INJECTION SYSTEM
10011159	FB728 TANK INTERNAL FLOATING PAN AND CONE ROOF
10011333	ROOF REPLACEMENT - TANK FB720
10011415	M&E - I.S.B.L. - INSTRUMENTS - REFINING
10011416	PIPING TO UNLOAD FIELD BUTANE
10011454	FLOATING SUCTION - FB731 HVN TANK
10011482	M&E - I.S.B.L. - LINES, PIPING
10011491	TANKFIELD PIPING - DDU ULSD OSBL
10011494	TANKFIELD PIPING PLATFORMS - DDU ULSD OSBL
10011545	FLOAT SUCTION - FB771 DEBUTANIZED VIRGIN NAPTHA TK
10011680	TANKFIELD PIPING - DDU ULSD OSBL
10011922	M&E - ISBL,LINES, PIPING - FOR TK 757 (PX-3505)
10011923	4” PIPING - LCO RAILRACK
10011978	TANK 729 ROOF UPGRADE
10012299	PIPES & VALVES - ULSD OSBL HANDLING
10012301	MIXER-GD719A - TANK-FB719 - ULSD OSBL HANDLING
10012302	TANK MODIFICATIONS-FB703, FB710, FB711 - ULSD OSBL
10012303	INSTRUMENTATION - ULSD OSBL HANDLING
10012322	M&E-I.S.B.L.-LINES, PIPING-REF- 2409’LF GASOL
10012323	M&E - I.S.B.L. - 4” LEAD-FREE CIRCULATION LINE
10012613	ETHANOL IMPLEMENTATION - TANK 740 LOADING PUMP
10012614	ETHANOL IMPLEMENTATION - TANK 740 LOADING STATION
10012615	ETHANOL IMPLEMENTATION - PIPES, VALVES & FITTINGS
10012616	ETHANOL IMPLEMENTATION - TANK 758 ROOF
10012995	TANK FB-752 - DOUBLE BOTTOM FLOOR
10013027	ISBL LINES & PIPING - IMPROVE C3, C4, LPG HANDLING
10013028	CONCRETE PIER SUPPORTS - LCO RAILRACK
10013810	M&E - FIRE/SAFETY EQPT - REFINING WTR.TO GA-759S
10013886	TANK FB-752 - DOUBLE BOTTOM FLOOR
10014101	GA-771 DUAL TANDEM SEAL ASSEMBLY
10014102	GA-771S DUAL TANDEM SEAL ASSEMBLY
10014103	GA-772 DUAL TANDEM SEAL ASSEMBLY
10014104	GA-772S DUAL TANDEM SEAL ASSEMBLY
10014319	OIL MOVEMENT (O.M.) -BLOCK / BLEED VALVES & PIPING
10014335	GA-780 HVN CHARGE PUMP
FB-707 TANK MODIFICATIONS - WET GAS SCRUBBER
10014814	LPG RERUN PUMP WITH VFD DRIVE - GA-758
10014815	PIPE, VALVES, AND FITTINGS- OFF-SPEC LPG RERUN SYS
10015864	FB-723 Tank Bottom

Exhibit A – Page 7

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10016601	FB-717 (2 SETS OF 5 SAMPLE TABS)
10016602	FB-718 (2 SETS OF 5 SAMPLE TABS)
10016603	FB-719 (2 SETS OF 5 SAMPLE TABS)
10016604	FB-720 (2 SETS OF 5 SAMPLE TABS)
10016605	FB-726 (2 SETS OF 5 SAMPLE TABS)
10016606	FB-730 (2 SETS OF 8 SAMPLE TABS)
10016607	FB-732 (2 SETS OF 8 SAMPLE TABS)
10016608	FB-733 (2 SETS OF 8 SAMPLE TABS)
10016609	FB-734 (2 SETS OF 8 SAMPLE TABS)
10016610	FB-723 (2 SETS OF 8 SAMPLE TABS)
10016611	FB-725 (2 SETS OF 5 SAMPLE TABS)
10016612	FB-729 (2 SETS OF 5 SAMPLE TABS)
10016613	FB-740 (2 SETS OF 5 SAMPLE TABS)
10016614	FB-748 (2 SETS OF 5 SAMPLE TABS)
10016615	FB-750 (2 SETS OF 5 SAMPLE TABS)
10016616	FB-752 (2 SETS OF 5 SAMPLE TABS)
10017148	FB-701 AUTOMATIC TANK GAUGING SYSTEM
10017149	FB-702 AUTOMATIC TANK GAUGING SYSTEM
10017150	FB-753 AUTOMATIC TANK GAUGING SYSTEM
10017151	FB-723 AUTOMATIC TANK GAUGING SYSTEM
10017152	FB-740 AUTOMATIC TANK GAUGING SYSTEM
10017153	FB-725 AUTOMATIC TANK GAUGING SYSTEM
10017154	FB-729 AUTOMATIC TANK GAUGING SYSTEM
10017155	FB-748 AUTOMATIC TANK GAUGING SYSTEM
10017156	FB-750 AUTOMATIC TANK GAUGING SYSTEM
10017157	FB-752 AUTOMATIC TANK GAUGING SYSTEM
10017158	FB-714 AUTOMATIC TANK GAUGING SYSTEM
10017159	FB-715 AUTOMATIC TANK GAUGING SYSTEM
10017160	FB-741 AUTOMATIC TANK GAUGING SYSTEM
10017161	ELECTR./CIVIL INFRASTRUCTURE - AUTO TANK GAUGING
10017162	AUTOMATIC TANK GAUGING PC HARDWARE
10017163	AUTOMATIC TANK GAUGING PC SOFTWARE (ENTIS XL)
10017722	PIPE, VALVES, FITTINGS
10017728	FB-716 NEW ROOF, INTERNAL COATING, AND GAUGE POLE
10017729	FB-718 NEW GAUGE POLE AND COATING
10017730	DISTILLATE SURGE TANK CONTROL VALVE USV-718
10017731	GASOLINE SURGE TANK CONTROL VALVE USV-716
10017732	TANK 716 LEVEL GAUGE LT-7716
10017733	TANK 718 LEVEL GAUGE LT-7718
10017734	TANK 718 TEMPERATURE TRANSMITTER TUT-7718

Exhibit A – Page 8

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10017735	TANK 716 TEMPERATURE TRANSMITTER TUT-7716
10017736	TANK 718 HIGH LEVEL SWITCH LSHH-7718
10017737	TANK 716 HIGH LEVEL SWITCH LSHH-7716
10017738	4” PIPING FROM FB-727 TO FB-733
10017738	4” PIPING FROM FB-727 TO FB-733
10019266	SAMPLE TAPS FOR TANK 711
10019401	FB-705 CONE ROOF
10019402	FB-705 ALUMINUM INTERNAL FLOATING ROOF
10019403	FB-705 FOAM CHAMBERS
10019508	TANK 703 NEW DOUBLE BOTTOM
10019509	TANK 703 FOAM CHAMBERS
10019531	TANK 703 NEW BERM
10019755	PIPE/VALVES/FITTINGS - PUMP SUCTION AND DISCHARGE
10021206	LEVEL TRANSMITTER: TKS 711,717,726,727,730,733,734
10021207	TEMP TRANSMITTERS: TKS 711,717,726,727,730,733,734
10021208	LEVEL ALARMS: TKS 711,717, 726,727,730, 733,734
10021209	LADDER ON TANK FB-741
10021210	LADDER ON TANK FB-715
10021211	PLATFORM FOR FB-702
10021212	PLATFORM FOR FB-717
10021213	PLATFORM FOR FB-752
10021214	GAUGE POLE FOR FB-711
10021215	NEW NOZZLES FOR FB-726 (NO GAUGE POLE)
10021216	GAUGE POLE FOR FB-727
10021217	GAUGE POLE FOR FB-730
10021218	GAUGE POLE FOR FB-733
10021219	GAUGE POLE FOR FB-734
10021220	CONTROL SYSTEM SOFTWARE
10022256	PIPING FOR KEROSENE INJECTION INTO HEATER OIL
10022357	FB-753 NEW DOUBLE BOTTOM WITH COATING
10022358	FB-753 TANK BASIN UPGRADE
10022462	FB-709 NEW DOUBLE BOTTOM WITH COATING
10022463	FB-709 TANK BASIN UPGRADE
10022797	EMERGENCY SHUT-OFF VALVE USV-6754 & CONDUIT/CABLE
10022798	PIPING ASSOCIATED WITH USV-6754
10022799	LEVEL TRANSMITTER: TANK 747
10022800	TEMP TRANSMITTERS TANK 747
10022801	LEVEL ALARM: TANK 747
10022802	CONTROL SYSTEM SOFTWARE
10023702	FB-712 NEW DOUBLE BOTTOM

Exhibit A – Page 9

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10023703	FB-712 FOAM PIPING AND CHAMBERS
30000664	Electrical/Instrument Components
30001339	Concrete/Earth
95000461	Repair Costs
95000462	Repair Costs
99000364	TANK 727 FLOOR COATING & REPAIRS
99000370	TANK 764- NEW DOUBLE BOTTOM FLOOR
99000371	TANK 764 - MAJOR PLANNED UPGRADES
99000445	TANK 718 NEW CONE ROOF & COATING
99000454	FB-736 DOUBLE BOTTOM FLOOR
99000455	FB-736 CONE ROOF
99000765	FB-701 TANK RESTORATION COSTS
99000855	FB-728 MISC. REPAIRS AND COATINGS
99000947	FB-714 RING #1
99000948	FB-714 MISC. BOTTOM PATCHING
99000972	FB-727 SECOND COURSE PARTIAL REPLACEMENT
99001051	FB-771 PRIMARY SEAL
99001052	FB-771 SECONDARY SEAL
99001053	FB-771 ERF SUMP
99001159	FB-771 TANK BASIN UPGRADE
99001320	FB-753 TANK RESTORATION
99001460	FB-731 OUTER RIM REPLACE AND TANK INSP
99001477	FB-709 CONE ROOF REPLACEMENT
99001667	FB-702 MISC REPAIRS TO PRIMARY & SECONDARY SEALS;
99001668	FB-715 SHELL REPAIRS
99001675	FB-747 BOTTOM REPAIRS
10005992	M&E - I.S.B.L.-INSTRUMENTS-REF- SILVER GASOLINE
10006089	M&E-I.S.B.L.-LINES, PIPING-REF- TK 705 HVN SVC
10006104	FACILITIES TO BLEND RR 40 DSL IN TK 744
10006213	M&E-I.S.B.L.-LINES, PIPING-REF- L.FREE PREMIUM
10006218	M&E-I.S.B.L.-LINES, PIPING-REF- INSUL.&HT.TRACE crude line
10006220	M&E-I.S.B.L.-LINES, PIPING-REF- INSUL.&HT.TRACE crude line
10006238	M&E-I.S.B.L.-LINES, PIPING-REF- SILVER GASOLINE
10006247	M&E - LINES, ELECTRICAL LINES: - EXT LTNG FB-750
10006268	M&E - PUMP UNIT - REFINING - GA730S FLO BYPS
10006289	M&E - PUMP UNIT - REFINING - C3 LOADING
10006320	M&E - PUMP UNIT - REFINING - SITE PREP. GA - 778
10006009	M&E-I.S.B.L.-LINES, PIPING-REF- SEGREGATE RR40
10006056	M&E-I.S.B.L.-LINES, PIPING-REF- PARALLEL CRUDE
10007214	M&E - ANALYTICAL EQPT - REFINING LABORATORY EQPT - LPG Upgrade

Exhibit A – Page 10

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007220	M&E - REFINING COMPRESSOR UNIT - ELECTRICAL:LPG facility upgrade
10007307	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - TRACK #6
10007337	M&E - I.S.B.L.-INSTRUMENTS-REF- CETANE IMPROVR gatepak
10007353	M&E - I.S.B.L. - INSTRUMENTS - REFINING upgrade LPG alarms
10007354	LPG/BUTANE TV SURVIELLANCE & REMOTE STOP VALVES
10007357	M&E - I.S.B.L. - INSTRUMENTS - REFINING LPG upgrade
10007358	M&E - ISBL INSTRUMENTS- REMOTE TRIP LPG/BUTANE
10007464	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L. LPG Upgrade
10007466	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L. LPG facility upgrade
10007470	M&E-I.S.B.L.-LINES, PIPING-REF- LPG FACIL UPGRD
10007474	M&E-I.S.B.L.-LINES, PIPING-REF- RR40 DCO HEADER
10007475	CONVERT FB-756 AST INTO WATER/GASO SEPARATOR
10007527	M&E - LINES, ELECTRICAL LINES: - LPG Upgrade
10007529	M&E - LINES, ELECTRICAL LINES: - LPG facility upgrade
10007531	M&E - LINES, ELECTRICAL LINES: - ALARMS LPG AREA
10007555	M&E - PUC CONST-AOC RFG,TRANS, SP, N LPG facility upgrade
10007587	M&E-TANK:ABOVE GRND STORAGE-REF- S/N 8421318702 FB-729 Mixers
10007606	M&E-TANK:ABOVE GRND STORAGE-REF- S/N 8421318702 FB-729 Mixers
10007613	M&E - FIRE/SAFETY EQPT - REFINING LPG TK.LOAD LIN
10007614	M&E - GARAGE, SERVICE TOOLS & EQUIPMENT
10007615	M&E-GARAGE,SERV TOOLS & EQPT-REF- WARNING LIGHTS
10007617	TRACK 4 - 1500LF
10007618	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF001LF1500
10007619	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF001LF1500
10007620	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF0086-107H
10007621	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF0086-107H
10007622	M&E - GARAGE, SERVICE TOOLS & EQUIPMENT
10007623	M&E-GARAGE,SERV TOOLS & EQPT-REF- RAILROAD SPUR
10007624	M&E-GARAGE,SERV TOOLS & EQPT-REF- C3 LOADING
10007625	M&E-GARAGE,SERV TOOLS & EQPT-REF- CAS’GHD.UNLOAD.
10007626	M&E-GARAGE,SERV TOOLS & EQPT-REF- FIELD C4 UNLOAD
10007627	M&E - GARAGE,SERVICE TOOLS & EQUIPMENT - REFINING
10007628	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF005 LPG RACKS
10007629	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF005 LPG RACKS
10007630	M&E -GARAGE,SERV TOOLS & EQPT-REF- EF005 LPG RACKS
10007631	M&E -GARAGE,SERV TOOLS & EQPT-REF- FIELD C4 UNLOAD
10007632	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - GOODALL
10007633	M&E - GARAGE,SERVICE TOOLS & EQUIPMENT - REFINING
10007634	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - NU 5
10007635	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - EF006

Exhibit A – Page 11

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007636	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - EF006
10007637	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - EF006
10007638	M&E -GARAGE,SERV TOOLS & EQPT-REF- MOVE SPOUTS 3T2
10007639	M&E - GARAGE,SERVICE TOOLS & EQUIPMENT - REFINING
10007640	M&E - GARAGE,SERVICE TOOLS & EQUIPMENT - REFINING
10007641	M&E- RR CASINGHEAD UNLOAD GASOLINE (PX-524)
10007642	M&E - I.S.B.L. - INSTRUMENTS - REFINING
10007643	M&E - I.S.B.L.-INSTRUMENTS-REF- MERCAPTAN
10007644	M&E - I.S.B.L.-INSTRUMENTS-REF- STORE METHANOL
10007645	M&E - I.S.B.L. - LINES, PIPING - REF - 3“4” 122’
10007646	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L.
10007647	M&E - I.S.B.L. - LINES, PIPING - REF - NU 2
10007648	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L.
10007649	M&E - I.S.B.L. - LINES, PIPING - REF - C3 LOADING
10007650	M&E-I.S.B.L.-LINES, PIPING-REF- CASEH’D.UNLOAD
10007651	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L.
10007652	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L.
10007654	M&E - LINES, ELECTRICAL LINES: - LIGHT FIXTURES
10007655	M&E - LINES, ELECTRICAL LINES: - EF001
10007656	M&E - LINES, ELECTRICAL LINES: - EF001
10007657	M&E - LINES, ELECTRICAL LINES: - EF001
10007658	M&E - LINES, ELECTRICAL LINES: - FIELD C4 UNLOAD
10007659	M&E - LINES, ELECTRICAL LINES: - FLOODLIGHT
10007660	M&E - LINES, ELECTRICAL LINES: - EF001
10007661	M&E - LINES, ELECTRICAL LINES: - EF001
10007662	M&E - LINES, ELECTRICAL LINES: - EF001
10007663	M&E - LINES, ELECTRICAL LINES: -
10007664	M&E - LINES, ELECTRICAL LINES: -
10007665	M&E - LINES, ELECTRICAL LINES: - FIELD C4 UNLOAD
10007666	M&E - LOADING RACKS - REF FURNACE OIL TO RAIL RACK
10007667	M&E - PUMP UNIT - REFINING - CAS’GHD.RUNDOWN GA-784
10010050	LPG RR LIGHTING UPGRD & SHELTER
10011481	M&E - I.S.B.L. - LINES, PIPING
10016485	LAND IMPROVEMENTS FOR CLASS YARD EXPANSION
10016486	NEW RAILROAD FOR CLASS YARD EXPANSION
10016487	SIX NAPHTHA LOADING ARMS
10016488	NAPHTHA LOADING - PIPES/VALVES/FITTINGS

Exhibit A – Page 12

Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

EXHIBIT B

Salt Lake Tankage

Salt Lake Rail Rack and Trackage

Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10012941	PIPING - LCO TO TRUCK RACK LOADING SYSTEM
10004434	M&E -I.S.B.L.-INSTRUMENTS-REF -LOADING RACK
10002558	PIPING, CONTAINMENT PAD, ETC. FOR VACUUM TRUCKS
10004359	M&E-I.S.B.L.-LINES, PIPING-REF-HVY FUEL OIL RK
10005754	DCO TRUCK LOAD OUT
10002553	DCO TRUCK LOAD OUT
10011460	SUCTION AND DISCHARGE PIPING- BLACK WAX TRUCK RACK
10011457	CONCRETE PAD & DRAIN - BLACK WAX TRUCK RACK
10011470	CONCRETE PAD & DRAIN - BLACK WAX TRUCK RACK
10005758	HPD BLACK WAX UNLOADING
10011458	CONRETE PUMP PAD - BLACK WAX TRUCK RACK
10004358	M&E-I.S.B.L.-LINES, PIPING-REF-CRUDE OIL RACK
10004272	M&E-I.S.B.L.-LINES, PIPING-REF-CRUDE UNLOADING
10011459	PUMP - BLACK WAX TRUCK RACK
10011471	PUMP - BLACK WAX TRUCK RACK
10011473	PUMP - BLACK WAX TRUCK RACK
10011472	PUMP - BLACK WAX TRUCK RACK
10004491	M&E-GARAGE, SERV TOOLS & EQPT-REF-CRUDE OIL RACK
10011786	PUMP - BLACK WAX TRUCK RACK
10014884	BLR VAPOR RECOVERY SYSTEM COMPRESSION
10019965	BUTANE LOADING RACK STRUCTURAL REINFORCEMENT
10014885	BLR VAPOR RECOVERY SYSTEM AUTOMATION
10013156	BUTANE LOADING RACK PIPING
10004441	M&E -I.S.B.L.-INSTRUMENTS-REF-BLR TRC GROUDNG
10004363	M&E-I.S.B.L.-LINES, PIPING-REF-BUTANE LOADING
10004122	M&E-PROCESS UNIT COST CONST-AOC -BUTANE LOAD SPT
10013452	LAND (UNION PACIFIC RR TRACKS & PROPERTY)15 ACRES
10020131	LOADING ARMS/FALL PROTECTION SPOT 1/2 - MODIFY LOA
10013453	RAILROAD TRACKS
10011207	PIPING/CONTROL VALVES - ALKYLATE RAIL LOADING RACK
10011208	VAPOR RECOVERY SYS W/ WALKWAY- ALKY RAIL LOAD RACK
10004129	M&E- REF OMD:OFFLOAD KEROSENE FROM RAIL
10004139	M&E -LOADING RACKS -REF
10011258	PIPING/CONTROL VALVES - ALKYLATE RAIL LOADING RACK
10004138	M&E -LOADING RACKS -REF

Exhibit B – Page 1

Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10004493	M&E-GARAGE, SERV TOOLS & EQPT-REF-TANK CAR LOAD
10014303	BAKKEN CRUDE UNLOADING ARM
10011259	VAPOR RECOVERY SYS W/ WALKWAY- ALKY RAIL LOAD RACK
10004165	M&E -I.S.B.L.-INSTR -REF BLR U/G RAIL SPOT CAMERA
10003954	RAILROAD EQUIPMENT TANK CAR -
10011209	CONCRETE BASE @ VAPOR RECOVERY-ALKY RAIL LOAD RACK
10004365	M&E -I.S.B.L. -LINES, PIPING -REF -UN TRACK
10003955	RAILROAD EQUIPMENT TANK CAR -FREIGHT
10020134	TANK 188
10020127	F-848 PP STORAGE BULLET
10020128	F-849 PP STORAGE BULLET
10020135	PIPING FROM TLR TO TANKAGE
10048457	TANK 144
99000879	TANK 326 TURNAROUND IN 2014
10020136	STRUCTURAL STEEL FOR PIPING AND RELATED TO TANK
10017221	2013 PHASE 1 WAXEY TANK 186
10020129	J-988A PP LOADING PUMPS
10020130	J-988B PP LOADING PUMPS
10003994	M&E -TANK: ABV GRND STRAGE -REF -WATER DRAW SYS
10020318	J-878A SOFT START FOR PUMP
99000409	TANK 328 RESTORATIONS - 2012
10003997	M&E -TANK: ABV GRND STRAGE -REF TANK -LSDHF
99000410	TANK 325 RESTORATIONS - 2012
10014608	BLACK WAX PUMP
10004106	M&E -PUMP UNIT -REF POWER UNIT -WATER DRAW SYS
10004389	M&E -I.S.B.L.-INSTRUMENTS-REF -IN-LINE BLENDER
99001120	TANK 204
10011012	9TH ROAD CROSSING UPGRADE
99000368	TANK 323 RESTORATION - 2011
10004175	M&E -I.S.B.L. -LINES, PIPING -REF -PIPELINE
10014744	UPGRADE SPILL CONTAINMENT 2011
10011819	TK-204 ROOF AND PROTECTIVE COATING TO BOTTOM
10011903	ROOF - TANK 322
10003968	M&E-TANK:ABV GRND STRAGE-REF SLC-OMD TK243 BOTTOM
10013154	TANK 326 (2) PUMPS
10003962	M&E-TANK-REF CAP-SLC-OMD TF2, TK242 FLR REPL
10011934	TK-246 & TK-247 PIPING - ROUTED FOR ULSD #1
10004003	M&E -TANK: ABV GRND STRAGE -REF -TF2 BOTOM REPL
10011967	TK-204 PIPING - ROUTED TO HSD BLENDER (ULSD CONV)
10004030	M&E -TANK: ABOVE GROUND STORAGE

Exhibit B – Page 2

Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10004137	M&E -PIPING FAC TO GET ISOBUTANE TO BLENDING
10004332	M&E-I.S.B.L.-LINES, PIPING-REF-WATER DRAW SYS
10004004	M&E -TANK: ABV GRND STRAGE -REF -TF2 BOTTOM REPL
99000357	TANK 243 RESTORATION - 2010
10004328	M&E-I.S.B.L.-LINES, PIPING-REF-OFF-TEST LINE
10004311	M&E-I.S.B.L.-LINES, PIPING-REF-IN-LINE BLENDER
10002568	UNITED MS-B 4” DISTILLATE PIPELINE PUMP
10004284	M&E-I.S.B.L.-LINES, PIPING-REF-TF3 ALKYLATE LP
10003966	M&E-TANK-SLC-TANK 245 SECONDRY CONTAINMNT BOTTOM
10002991	9TH ROAD CROSSING UPGRADE - PIPING
10004123	M&E -PROCESS UNIT COST CONST- NEW BLACK WAX PUMP
10013059	UPGR TANK CONTAINMENT SYS - ADJACENT TANKS 206/268
10003964	M&E-TANK:ABV GRND STRAGE-CAP-SLC-OMD TK209 BOTTOM
10003969	M&E -TANK: ABV GRND STRAGE -REF ABV GRND STRAGE -
10003999	M&E -TANK: ABV GRND STRAGE -REF TANK -LSDHF
10011715	ULTRAFORMATE 6“RUNDOWN LINE-OMD CONTRL RM TO TK298
10004300	M&E-I.S.B.L.-LINES, PIPING-REF-UPGRADE@TANK206
10004196	M&E -I.S.B.L. -LINES, PIPING -REF I.S.B.L.: -
10004024	M&E -TANK: ABOVE GROUND STORAGE
10012940	PIPING FROM TANK 211 TO PIPELINE
10004126	M&E -PROC UNIT COST CONST- TF2, TK 141 BOTTOM REPL
10004025	M&E -TANK: ABOVE GROUND STORAGE
10014260	TANK GAUGING UPGRADES 2008
10013145	REMOTE TELEMETRY UNIT 3 - LEVEL TRANSMITTER
10004169	M&E - REF CAP-SLC-OMD TURBO RUNDOWN EXPANSION
10004026	M&E -TANK: ABV GRND STRAGE -REF TANK -INTERNAL
10004010	M&E -TANK: ABV GRND STRAGE -REF TANK -STEEL BOTTOM
10004290	M&E-I.S.B.L.-LINES, PIPING-REF-TANK FARM NO 2
10003961	M&E-TANK-REF TF3 TK307 BOTTOM REPL & INTERNL COAT.
10004013	M&E -TANK: ABV GRND STRAGE -REF -NEW BOTTOM&ROOF
10022472	TANK 190
10003956	M&E -PIPING 1997 OMD MCI
10004000	M&E -TANK: ABV GRND STRAGE -REF -142 BOT REPLACE
10002570	SECONDARY FLOOR - TANK # 252
10010218	REPLACE PRIMARY AND SECONDARY SEAL IN TANK 326
10003970	M&E -TANK: ABV GRND STRAGE -REF
10004128	M&E- REF TK 141 CONVERSN TO RR 40/LCCO
10004088	M&E -PUMP UNIT -REF POWER UNIT -P-857 TK FARM#3
10004390	M&E -I.S.B.L.-INSTRUMENTS-REF -IN-LINE-BLENDER
10004335	M&E -I.S.B.L. -LINES, PIPING -REF -TANK 206

Exhibit B – Page 3

Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10004028	M&E -TANK: ABV GRND STRAGE -REF -PH 79 CKM0865
10003981	M&E -TANK: ABV GRND STRAGE -REF TANK -FOAM DAM
10011469	ROAD CROSSING - TANK FARM # 2
10004351	M&E -I.S.B.L. -LINES, PIPING -REF -TF2
10003982	M&E -TANK: ABV GRND STRAGE -REF TANK -NEW BOTTOM
10003993	M&E -TANK: ABV GRND STRAGE -REF -PRIM/SEC SEALS
10004310	M&E-I.S.B.L.-LINES, PIPING-REF-INLINE BLENDER
10004021	M&E -TANK: ABOVE GROUND STORAGE
10002571	SECONDARY FLOOR - TANK # 308
10003973	M&E -TANK: ABV GRND STRAGE -REF -SECONDARY SEAL
10003971	M&E -TANK: ABV GRND STRAGE -REF
10003988	M&E -TANK: ABV GRND STRAGE -REF -PRIMARY/SC SEAL
10004017	M&E -TANK: ABV GRND STRAGE -REF TANK -PIPING
10004049	M&E -TANK: ABV GRND STRAGE -REF TANK -STEAM HEAT
10004298	M&E-I.S.B.L.-LINES, PIPING-REF-TF2 12” 1000’
10005760	OMD 813 A/B/C LOW FLOW SWITCH
10004046	M&E -TANK: ABV GRND STRAGE -REF -HTG LEVEL SYS
10004012	M&E -TANK: ABV GRND STRAGE -REF TANK -NEW BOTTOM
10003998	M&E -TANK: ABV GRND STRAGE -REF -HTG LEVEL SYS
10004029	M&E -TANK: ABV GRND STRAGE -REF -FIBERGLASS BTM
10003967	M&E-TANK-CAP-SLC-OMD PLATFRMS AT TK188 & TK246
10004355	M&E -I.S.B.L. -LINES, PIPING -REF -TF #2&3
10003972	M&E -TANK: ABV GRND STRAGE -REF TANK -EXTERNAL
10004164	M&E -I.S.B.L.-INSTR -REF GASOLINE COMPOSITOR
10004007	M&E -TANK: ABOVE GROUND STORAGE
10004329	M&E-I.S.B.L.-LINES, PIPING-REF-MTBE CTL VALVE
10004034	M&E -TANK: ABV GRND STRAGE -REF -FIBERGLASS BTM
10004297	M&E-I.S.B.L.-LINES, PIPING-REF-TF2 12” X 650’
10004127	M&E -TF2, TK 297 PRIMARY SEAL REPL & INTRNL COATNG
10004155	M&E -LINES, ELECTRICAL LINES: -TF3 PUMP STA
10004047	M&E -TANK: ABV GRND STRAGE -REF -SN-90A2968501
10004327	M&E -I.S.B.L. -LINES, PIPING -REF -TF2 TF3
10004044	M&E -TANK: ABOVE GROUND STORAGE
10003965	M&E-TANK-REF CAP-SLC-OMD-TK328 SEAL REPL
10005764	OMD-U/G T-329 RV & PIPING
10004089	M&E -PUMP UNIT -REF POWER UNIT -P-860ATK FARM#3
10003995	M&E -TANK: ABV GRND STRAGE -REF -RING REPLACEMNT
10004353	M&E-I.S.B.L.-LINES, PIPING-REF-TF2 INSULATED
10004356	M&E-I.S.B.L.-LINES, PIPING-REF-TF#3 RELOCATE
10004294	M&E-I.S.B.L.-LINES, PIPING-REF-TANK FARM NO 3

Exhibit B – Page 4

Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10004016	M&E -TANK: ABV GRND STRAGE -REF -ALTAMONT CRUDE
10004027	M&E -TANK: ABV GRND STRAGE -REF TANK -INTERNAL
10004051	M&E -TANK: ABV GRND STRAGE -REF -UNLOADING PIPE
10003974	M&E -TANK: ABV GRND STRAGE -REF -SECONDARY SEAL
10003978	M&E -TANK: ABV GRND STRAGE -REF -HEIGHT EXTENSIN
10004463	M&E-GARAGE, SERV TOOLS & EQPT-REF-OVERFLOW BASIN
10014057	OMD LIFT STATION LEVEL TRANSMITTERS
10004061	M&E -PUMP UNIT -REF POWER UNIT -TK FARM #3
10003336	M&E-TANK:ABOVE GROUND STRAGE-REF FOUNDATIONS
10003076	UPGRADE J818 PUMP AT TANK 190
10003990	M&E -TANK: ABOVE GROUND STORAGE
10004371	M&E -I.S.B.L.-INSTRUMENTS-REF -TF3 LIGHTNG U/G
10004081	M&E -PUMP UNIT -REF POWER UNIT -6” PRODUCTS PL
10004070	M&E -PUMP UNIT -REF POWER UNIT -P-751 8” PROD PL
10004084	M&E -PUMP UNIT -REF POWER UNIT -P-751 8” PROD PL
10003987	M&E -TANK: ABV GRND STRAGE -REF TANK -90A2965501
10004009	M&E -TANK: ABV GRND STRAGE -REF -JENSEN 605-1.5
10004035	M&E -TANK: ABV GRND STRAGE -REF -MODEL 308RSES30
10004430	M&E -I.S.B.L.-INSTRUMENTS-REF -OMD-TAS TERMNAL
10004350	M&E -I.S.B.L. -LINES, PIPING -REF -TANK 246
10003976	M&E -TANK: ABV GRND STRAGE -REF -SEAL EXTENSION
10003991	M&E -TANK: ABV GRND STRAGE -REF TANK -TANK LEVEL
10003983	M&E -TANK: ABV GRND STRAGE -REF -PRIMARY SEALS
10004020	M&E -TANK: ABV GRND STRAGE -REF TANK -CONE ROOF
10011641	HONEYWELL BLENDING SYSTEM - COMPUTER HARDWARE
10003339	M&E -TANK: ABOVE GROUND STORAGE
10004393	M&E-I.S.B.L.-INSTRUMENTS-REF-BUTANE BLENDING
10004006	M&E -TANK: ABV GRND STRAGE -REF -JENSEN 620-VA20
10004240	M&E-I.S.B.L.-LINES, PIPING-REF-6” & 8” PROD U/G
10004286	M&E -I.S.B.L. -LINES, PIPING -REF -TF #2
10004014	M&E -TANK: ABV GRND STRAGE -REF TANK -TK 252 DIKE
10004065	M&E -PUMP UNIT -REF POWER UNIT -TF BLENDER-1
10004018	M&E -TANK: ABV GRND STRAGE -REF TANK -TANK 243
10003996	M&E -TANK: ABOVE GROUND STORAGE
10004033	M&E -TANK: ABV GRND STRAGE -REF TANK -VALVES
10004321	M&E -I.S.B.L. -LINES, PIPING -REF -TANK 141
10003975	M&E -TANK: ABV GRND STRAGE -REF TANK -FOAM DAM
10003985	M&E -TANK: ABV GRND STRAGE -REF -JENSEN F-605-5
10003989	M&E -TANK: ABV GRND STRAGE -REF -SECONDARY SEAL
10004050	M&E -TANK: ABV GRND STRAGE -REF -STEAM HEAT TRAC

Exhibit B – Page 5

Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10003337	M&E -TANK: ABOVE GROUND STORAGE
10003979	M&E -TANK: ABV GRND STRAGE -REF TANK -DEA STORAGE
10004160	M&E -LINES, ELECTRICAL LINES: -TF2 TANKS
10004336	M&E-I.S.B.L.-LINES, PIPING-REF-T #190 JUMPOVER
10004085	M&E -PUMP UNIT -REF POWER UNIT -TK FARM3#2
10004337	M&E -I.S.B.L. -LINES, PIPING -REF -TANK 325
10003980	M&E -TANK: ABV GRND STRAGE -REF -SECONDARY SEAL
10004002	M&E -TANK: ABV GRND STRAGE -REF TANK -TANK BOTTOM
10003958	M&E -TOWER -REF TOWER -LSDHF BLNDR TWR
10004045	M&E -TANK: ABV GRND STRAGE -REF -INLET MANIFOLD
10004052	M&E -TANK: ABV GRND STRAGE -REF -BUTANE BLANKET
10004402	M&E -I.S.B.L.-INSTRUMENTS-REF -COMP. SAMPLER
10004115	M&E-PROCESS UNIT COST CONST-AOC -OCTANE BLENDER
10012334	TK-246 & TK-247 PIPING - ROUTED FOR ULSD #1
10004326	M&E-I.S.B.L.-LINES, PIPING-REF-T325 JP-4FILTER
10004415	M&E -I.S.B.L.-INSTRUMENTS-REF-AVGAS BLENDING
10003992	M&E -TANK: ABV GRND STRAGE -REF -PRIMARY/SE SEAL
10004001	M&E -TANK: ABV GRND STRAGE -REF TANK -TANK BOTTOM
10004068	M&E -PUMP UNIT -REF POWER UNIT -TF BLENDER-1
10004334	M&E-I.S.B.L.-LINES, PIPING-REF-T-325 JUMPOVER
10004120	M&E -PROCESS UNIT COST CONST-TANK 309
10004161	M&E -LINES, ELECTRICAL LINES: -TF3 TK 309 PUMP
10003338	M&E -TANK: ABOVE GROUND STORAGE
10004015	M&E -TANK: ABV GRND STRAGE -REF TANK -TANK 243
10004154	M&E -LINES, ELECTRICAL LINES: -TF4 FLOOD LIGHT
10004323	M&E -I.S.B.L. -LINES, PIPING -REF -TANK 309
10004341	M&E-I.S.B.L.-LINES, PIPING-REF-325TK CROSSOVER
10004022	M&E -TANK: ABV GRND STRAGE -REF TANK -ULR SERVICE
10004330	M&E-I.S.B.L.-LINES, PIPING-REF-T-325 JUMPOVER
10004345	M&E-I.S.B.L.-LINES, PIPING-REF-WATER SUC TF4
10003340	M&E -TANK: ABOVE GROUND STORAGE
10003984	M&E -TANK: ABOVE GROUND STORAGE
10004074	M&E -PUMP UNIT -REF PUMP POWER UNIT-TK-206
10003986	M&E -TANK: ABOVE GROUND STORAGE
10004011	M&E -TANK: ABV GRND STRAGE -REF TANK -INSTALLATION
10004039	M&E -TANK: ABV GRND STRAGE -REF TANK -LOWER LEGS
10004086	M&E -PUMP UNIT -REF POWER UNIT -TK FARM #2
99001185	TANK 212 TURNAROUND
10020133	NEW PIPING FOR OLEFINS
10004347	M&E-I.S.B.L.-LINES, PIPING-REF-156-188-268-322

Exhibit B – Page 6

Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10002560	SECONDARY BOTTOM & COATING - TANK # 158
10023600	TANK 245 ABOVE GROUND TANK
10020108	J-928G - YELLOW WAX CHARGE PUMPS
10020109	J-928H - YELLOW WAX CHARGE PUMPS
10020110	J-928E - BLACK WAX CHARGE PUMPS
10020111	J-928F - BLACK WAX CHARGE PUMPS
10020317	J-878A BOOSTER PUMP
10004121	M&E-PROCESS UNIT COST CONST-AOC -J809 PRESSUR SW
10004075	M&E -PUMP UNIT -REF POWER UNIT -J823B 3HP
10004107	M&E -PUMP UNIT -REF POWER UNIT -J892 PUMP
10005741	J-813 & J813A MOTOR STARTERS
10004346	M&E -I.S.B.L. -LINES, PIPING -REF -TF 2 & 3
10002807	PRIMARY & SECONDARY SEALS FOR TANK #298
10017856	SLC ETHANOL RATIO BLENDING PIPING & EQUIPMENT
10017855	SLC ETHANOL RATIO BLENDING SKIDS
10016669	ETHANOL RAIL UNLOADING RACK
10023825	PIPING FOR SAFETY SHOWER -ETHANOL UNLDG RACK
99000880	TANK 142 TURNAROUND IN 2014
10004487	M&E-GARAGE, SERV TOOLS & EQPT-REF-142 TK FIREWALL
10005749	RELOCATE TK 155 OOS PRESSURE VENT
10005681	M&E-PROCESS UNIT COST CONST-AOC -TF2 PIPING T245
99000762	TANK 291 YEAR 2013 TURNAROUND
99001737	TANK 328 ABOVE GROUND STORAGE TANK
99001540	TANK 330 TURNAROUND
99001540	TANK 330 TURNAROUND
10020317	J-878A BOOSTER PUMP
TBD	TANK 427D

Exhibit B – Page 7

Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

EXHIBIT C

LARW Tankage and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10013233	Offsites - Buildings - 241 RP&S Control Room
10013238	Offsites - Buildings - Blender In-Line
10013251	Offsites - Blending
10013258	Offsites - Onsite Piping
10013271	Offsites - Pumps
10013281	Offsites - Tankage - TK-000476
10013303	Offsites - Tankage - TK-007501
10013304	Offsites - Tankage - TK-011000
10013305	OFFSITES - TANKAGE - TK-011001 LCO
10013306	Offsites - Tankage - TK-011002
10013307	OFFSITES - TANKAGE - TK-011003 DIESEL
10013308	Offsites - Tankage - TK-011004
10013309	Tank - TK-013500 FIRE WATER
10013310	TANK 013501 FIRE WATER
10013311	Offsites - Tankage - TK-013502
10013312	Offsites - Tankage - TK-013503
10013313	Offsites - Tankage - TK-013504
10013314	Offsites - Tankage - TK-013505
10013315	OFFSITES - TANKAGE - TK-013506 JET FUEL
10013316	Offsites - Tankage - TK-013507
10013317	OFFSITES - TANKAGE - TK-013508 AVGAS
10013318	Offsites - Tankage - TK-013509
10013319	Offsites - Tankage - TK-013510
10013320	TANK 013511 BRINE WATER TANK
10013321	Offsites - Tankage - TK-013512
10013330	Offsites - Tankage - TK-036001
10013331	OFFSITES - TANKAGE - TK-036002 JET A
10013332	Offsites - Tankage - TK-076000
10013333	Offsites - Tankage - TK-080034
10013334	Offsites - Tankage - TK-080038
10013335	Offsites - Tankage - TK-080039
10013336	Offsites - Tankage - TK-080042
10013338	OFFSITES - TANKAGE - TK-080044 GASOLINE
10013339	Offsites - Tankage - TK-080049

Exhibit C – Page 1

LARW and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10013340	Offsites - Tankage - TK-080050
10013341	Offsites - Tankage - TK-080051 AZ-BOB
10013342	Offsites - Tankage - TK-080055
10013343	OFFSITES - TANKAGE - TK-080062 NAPTHA
10013344	OFFSITES - TANKAGE - TK-080063 HS CAT FEED
10013345	Offsites - Tankage - TK-080064
10013346	Tank 080065
10013347	Offsites - Tankage - TK-080065 Resid
10013348	Offsites - Tankage - TK-080066
10013349	Offsites - Tankage - TK-080067
10013350	Offsites - Tankage - TK-080069
10013351	Offsites - Tankage - TK-080070 AVJET A
10013352	Offsites - Tankage - TK-080077
10013353	Offsites - Tankage - TK-080078
10013354	OFFSITES - TANKAGE - TK-080080 CRUDE
10013355	Offsites - Tankage - TK-080081
10013356	Offsites - Tankage - TK-080083
10013357	Offsites - Tankage - TK-080084 SLOP
10013358	Offsites - Tankage - TK-080085
10013359	Offsites - Tankage - TK-080087
10013360	Offsites - Tankage - TK-080089
10013361	Offsites - Tankage - TK-080090
10013362	Offsites - Tankage - TK-080091
10013363	Offsites - Tankage - TK-080209
10013364	OFFSITES - TANKAGE - TK-080210 GASOLINE
10013365	Offsites - Tankage - TK-080211
10013366	Offsites - Tankage - TK-080212
10013367	OFFSITES - TANKAGE - TK-080213 NAPTHA
10013368	Offsites - Tankage - TK-080214 Naptha
10013369	Offsites - Tankage - TK-080215
10013370	Offsites - Tankage - TK-080217 - FCCU Hvy Naptha
10013371	Offsites - Tankage - TK-080219
10013372	OFFSITES - TANKAGE - TK-080220 CARBOB
10013373	OFFSITES - TANKAGE - TK-080221 REFORMER CHARGE
10013374	Offsites - Tankage - TK-096000
10013375	Offsites - Tankage - TK-096059
10013376	Offsites - Tankage - TK-118066
10013377	Offsites - Tankage - TK-125002
10013378	Offsites - Tankage - TK-125003
10013379	OFFSITES - TANKAGE - TK-125004 HTU NAPTHA

Exhibit C – Page 2

LARW and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10013384	OFFSITES - TANKAGE - TK-020426 SOUR WATER
10013387	Offsites - Vapor Recovery Unit
10013432	RP&S: MOV FOR P-1692
10013448	GEN PLT, Gasoline Blendin
10013456	P/L PIG LAUNCHER & RECEIVER - AT REFINERY
10013472	TANK 7501 DOUBLE BOTTOM
10013473	TANK 13505 DOUBLE BOTTOM
10013474	TANK 80034 DOUBLE BOTTOM
10013475	TK 80217 - DOUBLE TANK BOTTOM NAPHTHA
10013477	TANK 80216 - ALUMINUM DOME
10013478	TANK 96000 - ALUMINUM DOME
10013543	TANK 80216 - ALUMINUM DOME REFORMATE
10013544	TANK 7501 DOUBLE BOTTOM
10013545	TANK 13505 DOUBLE BOTTOM CRU 2/3 LT. NAPHTNA
10013563	TANK 80034 DOUBLE BOTTOM
10013564	TK 80217 - DOUBLE TANK BOTTOM
10013567	TANK 96000 - ALUMINUM DOME GASOLINE
10013608	RPS Analyzers and Instrumentation
10013646	80084 SAAB TANK RADAR PRO GAUGE
10013647	80062 SAAB TANK RADAR PRO GAUGE
10013648	80085 SAAB TANK RADAR PRO GAUGE
10013649	80070 SAAB TANK RADAR PRO GAUGE
10013650	36002 SAAB TANK RADAR PRO GAUGE
10013651	80068 SAAB TANK RADAR PRO GAUGE
10013652	80058 REX LEVEL GAUGES
10013653	80080 SAAB TANK RADAR PRO GAUGE
10013654	80219 SAAB TANK RADAR PRO GAUGE
10013655	80081 SAAB TANK RADAR PRO GAUGE
10013656	80089 SAAB TANK RADAR PRO GAUGE
10013657	80063 SAAB TANK RADAR PRO GAUGE
10013658	80061 SAAB TANK RADAR PRO GAUGE
10013659	80067 SAAB TANK RADAR PRO GAUGE
10013660	7201 SAAB TANK RADAR PRO GAUGE
10013661	80083 SAAB TANK RADAR PRO GAUGE
10013662	80065 REX LEVEL GAUGES
10013663	80064 REX LEVEL GAUGES
10013664	80082 REX LEVEL GAUGES
10013665	7501 SAAB TANK RADAR PRO GAUGE
10013666	80079 SAAB TANK RADAR PRO GAUGE
10013667	80066 REX LEVEL GAUGES

Exhibit C – Page 3

LARW and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10013671	80087 SAAB TANK RADAR PRO GAUGE
10013674	80084 SAAB TANK RADAR PRO GAUGE
10013675	80062 SAAB TANK RADAR PRO GAUGE
10013676	80085 SAAB TANK RADAR PRO GAUGE
10013677	80070 SAAB TANK RADAR PRO GAUGE
10013678	36002 SAAB TANK RADAR PRO GAUGE
10013679	80068 SAAB TANK RADAR PRO GAUGE
10013680	80058 REX LEVEL GAUGES
10013681	80080 SAAB TANK RADAR PRO GAUGE
10013682	80219 SAAB TANK RADAR PRO GAUGE
10013683	80081 SAAB TANK RADAR PRO GAUGE
10013684	80089 SAAB TANK RADAR PRO GAUGE
10013685	80063 SAAB TANK RADAR PRO GAUGE
10013686	80061 SAAB TANK RADAR PRO GAUGE
10013687	80067 SAAB TANK RADAR PRO GAUGE
10013688	7201 SAAB TANK RADAR PRO GAUGE
10013689	80083 SAAB TANK RADAR PRO GAUGE
10013690	80065 REX LEVEL GAUGES
10013691	80064 REX LEVEL GAUGES
10013692	80082 REX LEVEL GAUGES
10013693	7501 SAAB TANK RADAR PRO GAUGE
10013694	80066 REX LEVEL GAUGES
10013695	80087 SAAB TANK RADAR PRO GAUGE
10013817	TANK 80090 DOUBLE BOTTOM
10013818	TANK 80066 DOUBLE BOTTOM
10013819	TANK 80049 DOUBLE BOTTOM
10013820	TANK 96000 DOUBLE BOTTOM
10013880	P-1691 CENTRIFUGAL PUMP - HORIZONTAL
10013927	TRANSMIX 600’ PIPING & 3” VALVE
10013928	TRANSMIX TRANSMITTER (72-FT924)
10014112	72PV-0532 MINIMUM FLOW BYPASS
10014113	72FV-1302 FLOW CONTROL VALVE
10014114	72FT-1302 WEDGE METER/ TRANSMITTER
10014115	72FV-1303 FLOW CONTROL VALVE
10014116	72FT-1303 WEDGE METER/ TRANSMITTER
10014117	72PV-1304 MINIMUM FLOW BYPASS
10014118	72FV-1301 HVY CRUDE CONTROL VALVE (RP&S)
10014119	72FT-1301 WEDGE METER/TRANSMITTER
10014120	72FV-1306 FLOW CONTROL VALVE
10014121	72FT-1306 WEDGE METER/TRANSMITTER

Exhibit C – Page 4

LARW and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10014132	Offsites - Tankage - TK-080216 CRU HN
10014314	TRANSMIX 600’ PIPING & 3” VALVE
10014340	TK-80090 -RP&S FLOATING ROOF STORAGE TANK FUEL OIL
10014341	TK-76000 - RP&S DOUBLE BOTTOM INSTALLATION
10014348	TK-80083 - RP&S FIXED ROOF STORAGE TANK - SLOP OIL
10014349	RPS-2 ILB FTIR ANALYZER 72AIT613
10014350	RPS-2 ILB FTIR ANALYZER 72AIT614
10014351	RPS-2 ILB FTIR ANALYZERS PLC 72LCP612
10014425	TK-80211 GASOLINE DOUBLE BOTTOM
10014427	TANK - 80069 SLOP
10014777	FIRE FOAM PIPING FOR TANK 80212
10014778	FIRE FOAM PIPING FOR TANK 80216
10014779	FIRE FOAM PIPING FOR TANK 96000
10014780	TK-80068
10014783	TK-80071 CRUDE
10015027	TANK 80075
10015028	MIXERS (ME-931 AND ME-932) FOR TANK 80075
10015029	SAMPLE PUMP P-3619 FOR TANK 80075
10015030	PIPING / ELECTRICAL - TANK 80075
10015031	INSTRUMENTATION AND AUTOMATION - TANK 80075
10015032	TANK 80079 CRUDE
10015033	TANK 80079 MIXERS ME-919 AND ME-920
10015034	SAMPLE PUMP P-3583 FOR TANK 80079
10015035	TANK 80079 PIPING / ELECTRICAL
10015036	TANK 80079 INSTRUMENTATION AND AUTOMATION
10015043	TANK 80076
10015044	TANK 80076 SAMPLE PUMP P-3583 & MOTOR M-4572
10015045	TANK 80076 MIXERS & MOTORS ME-921/922, M-4568/4569
10015046	TANK 80076 PIPING / ELECTRICAL
10015047	TANK 80076 AUTOMATIC GAUGING
10015255	TANK 80058
10015256	TANK 80058 ELECTRICAL
10015257	TK 80058 SAMPLE PUMP P-3617 MOTOR M-4598/4596/4597
10015258	TK 80058 PIPING
10015259	TANK 80058 GAUGE INSTRUMENTATION AND AUTOMATION
10015260	TANK 80214 ELECTRICAL
10015261	TANK 80214 DOUBLE BOTTOM
10015262	TANK 80214 PUMP P-3616 AND MOTOR M-4596
10015263	TANK 80214 PIPING
10015264	TANK 80214 GAUGING INSTRUMENTATION AND AUTOMATION

Exhibit C – Page 5

LARW and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10015804	TANK 80216 DOUBLE BOTTOM
10015805	TANK 80216 INSTRUMENTATION AND GAUGING
10015806	TANK 80216 ELECTRICAL
10015807	TANK 80216 SAMPLE PUMP P-3622 M-4609
10015808	TANK 80216 PIPING
10015959	TANK 80045 WITH FLOATING ROOF
10015960	TANK 80045 INSTRUMENTATION AND ELECTRICAL
10015961	TANK 80045 MIXER ME-0935, MOTOR M-4606,
10015962	TANK 80045 SAMPLE PUMP P-3621 AND MOTOR M-4608
10015963	TANK 80045 PIPING
10015964	TANK 80045 AUTOMATIC GAUGING
10015978	TANK 80033 DIESEL
10015979	TANK 80033 INSTRUMENTATION AND GAUGING
10015980	TANK 80033 ELECTRICAL
10015981	TANK 80033 PIPING
10015982	TANK 80033 SAMPLE PUMP
10015983	TANK 80033 MIXER AND MOTOR
10016540	TANK 80072
10016541	TANK 80072 SAMPLE PUMP MOTOR P-3620 M-4605
10016542	TANK 80072 MIXER ME-933 & MOTOR M-4603
10016543	TANK 80072 MIXER ME-934 & MOTOR M-4604
10016544	TANK 80072 ELECTRICAL
10016545	TANK 80072 INSTRUMENTATION AND AUTOMATION
10016546	TANK 80072 PIPING
10016548	TANK 80061
10016549	TANK 80061 SAMPLE PUMP MOTOR P-3637 & MOTOR M-4626
10016550	TANK 80061 MIXER ME-940 & MOTOR M-4623
10016551	TANK 80061 ELECTRICAL
10016552	TANK 80061 INSTRUMENTATION AND AUTOMATION
10016553	TANK 80061 PIPING
10016577	TANK 80037
10016578	TANK 80037 SAMPLE PUMP P-3657 MOTOR M-4646
10016579	MIXER ME-948 & MOTOR M-4647
10016580	TANK 80037 ELECTRICAL
10016581	TANK 80037 INSTRUMENTATION AND AUTOMATION
10016582	TANK 80037 PIPING
10016583	TANK 80212 DOUBLE BOTTOM REPLACEMENT
10016584	TANK 80212 ELECTRICAL
10016585	TANK 80212 INSTRUMENTATION AND AUTOMATION
10016586	TANK 80212 PIPING

Exhibit C – Page 6

LARW and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10016632	RAILROAD TRACKS RR-1175
10016705	TANK 80082
10016706	Tank 80082 SAMPLE PUMP P-3639 & MOTOR M-4628
10016707	Tank 80082 Piping
10016708	Tank 80082 MIXER ME-942 & MOTOR M-4625
10016709	Tank 80082 MIXER ME-943 & MOTOR M-4630
10016710	Tank 80082 ELECTRICAL
10016711	Tank 80082 INSTRUMENTATION AND AUTOMATION
10016721	TANK 80042 RADAR GAUGES
10016723	TANK 80044 RADAR GAUGES
10016724	TANK 80045 RADAR GAUGES
10016725	TANK 80049 RADAR GAUGES
10016726	TANK 80050 RADAR GAUGES
10016727	TANK 80051 RADAR GAUGES
10016728	TANK 80055 RADAR GAUGES
10016729	TANK 80057 RADAR GAUGES
10016730	TANK 80209 RADAR GAUGES
10016731	TANK 80210 RADAR GAUGES
10016732	TANK 80211 RADAR GAUGES
10016733	TANK 80212 RADAR GAUGES
10016734	TANK 80213 RADAR GAUGES
10016735	TANK 80214 RADAR GAUGES
10016736	TANK 80215 RADAR GAUGES
10016737	TANK 80216 RADAR GAUGES
10016738	TANK 80217 RADAR GAUGES
10016739	TANK 80220 RADAR GAUGES
10016740	TANK 80221 RADAR GAUGES
10016741	TANK 96000 RADAR GAUGES
10016742	TANK 96059 RADAR GAUGES
10016743	TANK 125002 RADAR GAUGES
10016744	TANK 125003 RADAR GAUGES
10016745	TANK 125004 RADAR GAUGES
10016922	TANK 80057
10016923	TK 80057 SAMPLE PUMP P-3638 & M-4627
10016924	TK 80057 MIXER ME-941 & MOTOR M-4624
10016925	TANK 80057 ELECTRICAL
10016926	TANK 80057 INSTRUMENTATION AND AUTOMATION
10016927	TANK 80057 PIPING
10017129	RP&S UGH PIPING
10017164	TANK 80033 FOAM PIPING

Exhibit C – Page 7

LARW and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10017668	FOAM PIPING TK 80075
10017669	FOAM PIPING TK 80071
10017670	TK ROOF 13505
10017672	TK ROOF 80066
10017673	FOAM PIPING TK 80090
10017674	FOAM PIPING TK 80090 ADDTL COST
10017675	FOAM PIPING TK 13505
10017676	FOAM PIPING TK 80066
10017718	FOAM PIPING TK 80076
10017915	RP&S FIREWATER PIPING - PH 2-3
10018771	RP&S WATER DRAW LINES NTF
10019386	TK 80219 SLUDGE IMPROVEMENTS-PIPING
10019394	LINE-51 PRESSURE RELIEF VALVE TAG# R-7129
10019395	LINE-51 PRESSURE RELIEF VALVE TAG# R-7130
10019396	LINE-51 PIPING
10019400	RP&S TK 80219 DOUBLE BOTTOM
10019510	LAR-W TANK FARM-SYSTEM 1 PIPING
10019511	LAR-W TANK FARM-SYSTEM 3 PIPING
10019512	LAR-W TANK FARM-SYSTEM 4 PIPING
10019513	LAR-W TANK FARM-SYSTEM 5 PIPING
10019514	LAR-W TANK FARM-SYSTEM 6 PIPING
10019515	LAR-W TANK FARM-SYSTEM 7 PIPING
10019991	INLINE BLENDING RVP ANALYZER ELEMENT 72-AE-0658A
10019992	INLINE BLENDING RVP ANALYZER ELEMENT 72-AE-0658B
10019993	INLINE BLENDING RVP ANALYZER TRANSMITTER 72-AT-065
10019994	INLINE BLENDING RVP ANALYZER SAMPLE CON 72-AU-0658
10020138	SLUDGE PIPING REROUTE FROM TK-7501 & TK-7201
10020144	3 10’ CONNECT PIPELINE CARSON TERMINAL 2 LNS 28/32
10020323	8,200’ PIPELINE EXT OF 71R/79R @ VAULT 252 TO LARW
10021447	E51 7130 RV RE-ROUTE TO SLOPS- 42 FT-6 INCH PIPE
10021659	TANK 776 TRANSMITTERS -TANK GAUGING-PHASE III
10021660	TANK 777 TRANSMITTERS -TANK GAUGING-PHASE III
10021661	TANK 778 TRANSMITTERS -TANK GAUGING-PHASE III
10021662	TANK 779 TRANSMITTERS -TANK GAUGING-PHASE III
10021663	TANK 780 TRANSMITTERS -TANK GAUGING-PHASE III
10021664	TANK 1501 TRANSMITTERS -TANK GAUGING-PHASE III
10021665	TANK 1502 TRANSMITTERS -TANK GAUGING-PHASE III
10021666	TANK 1503 TRANSMITTERS -TANK GAUGING-PHASE III
10021667	TANK 6000 TRANSMITTERS -TANK GAUGING-PHASE III
10021668	TANK 6001 TRANSMITTERS -TANK GAUGING-PHASE III

Exhibit C – Page 8

LARW and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10022407	METHANOL INJECTION FOUNDATION
10022420	HCU TO TK 80035 6” LINE - 110 FT
10022423	FPT BTTMS TO ULSD- CNTRL VALVE TO TK 36002 -FV 208
10022424	FPT BTTMS TO ULSD - CNTRL VALVE TO TK 80070 - PV 2
10022425	FPT BOTTOMS TO ULSD - PIPING 40 FT
10022598	LARW - GASOLINE COMP. TK FRM PIPE - 100 FT, 10 INC
10022663	PROPANE LOADOUT REC - VPR LINE 560 FT - AVRG 3 INC
10022664	PROPANE LOADOUT REC - 3” CV TO FLARE (74-FV525)
10022665	PROPANE LOADOUT REC - 2” CV TO PRPN BULLET (74-FV5
10022666	PROPANE LOADOUT REC - MERCAPTAN CONV. BED (V-3634)
10022667	PROPANE LOADOUT REC. ELECT & INSTRUMENTATION
10022677	DISTILLATE TIE - T16 (LBT) PIPING - 50FT, 12 INCH
10022778	RP&S ADDT’L WATER DRAW LINES
10023010	RP&S ADDT’L WATER DRAW LINES (FINAL PHASE)
10023311	TANK 80092
10023653	OFFSITES - TANKAGE - TK-080071-origin# 100042927-1
10023654	Offsites - Tankage - TK-080075-origin# 100042931-1
10023655	OFFSITES - TANKAGE - TK-080079-origin# 100042935-1
10023656	80079 SAAB TANK RADAR PRO GAUG-origin# 100043910-1
10023728	PACIFIC PIPELINE - PLC-PNL-1
10023729	PACIFIC PIPELINE - RIO-PNL-1
10023730	PACIFIC PIPELINE - RIO-PNL-2
10023802	TANK 80036
10023856	TANK 125001
30000280	TANK 80039 REBUILD
30000391	TANK 80065 REBUILD
30000396	TANK 80081 REBUILD
30000404	TANK 80038 REBUILD
30000463	Piping
30001283	TANK 125001 REBUILD
30001292	TANK 80036 REBUILD
30003929	TANK 80060 REBUILD
95000478	TANK 80218 1ST & 2ND SHELL COURSE
99000507	TANK 80221 DOUBLE BOTTOM REPLACEMENT
99001074	TANK 125000 FOAM CHAMBERS AND PIPING
99001075	TANK 125000 REBUILD
99001076	TANK 125000 INSTRUMENTATION AND ELECTRICAL
99001077	TANK 125000 PIPING
99001078	TANK 125000 SAMPLE STATIONS
99001358	TANK 80035

Exhibit C – Page 9

LARW and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
99000595	TANK 80218 ROOF REPLACEMENT
99000596	TANK 80218 INSTRUMENTATION AND GAUGING
10013383	OFFSITES - TANKAGE - TK-080218 WATER
10013996	Offsites - Tankage - TK-007201
10016513	TRUCK RACK FLARE HEADER PIPING
10016514	TRUCK RACK FLARE HEADER FOUNDATION AND SUPPORT
10016515	TRUCK RACK RELIEF VALVE R-6875
10016516	TRUCK RACK RELIEF VALVER-6876
10016517	TRUCK RACK RELIEF VALVER-6877
10016518	TRUCK RACK RELIEF VALVER-6878
10016519	TRUCK RACK RELIEF VALVER-6879
10016520	TRUCK RACK RELIEF VALVER-6705
10016521	TRUCK RACK RELIEF VALVER-6706
10016522	TRUCK RACK FH FIREPROOFING
10016523	TRUCK RACK FH INSTRUMENTATION
10017119	LPG TRUCK LOADING PIPING & VALVES PH1
10017209	LAR TKRK FLOW LOOP 02F106
10017210	LAR TKRK FLOW LOOP 74F0522
10020598	PROPANE RACK INSTRUMENTATION UPGRADES
10021646	RP&S-BUTANE TRUCK RCK PIPING - 150’, 8”
10021647	RP&S-BUTANE TRUCK RCK PIPING - 350’, 6”
10021648	RP&S-BUTANE TRUCK RCK PIPING - 150’ - 4”
10021649	RP&S-BUTANE TRUCK RCK PIPING - 240’ - 2”
10022899	RP&S-PROPANE TRUCK RCK PIPING - 50’, 1”
10022900	RP&S-PROPANE TRUCK RCK PIPING -100’, 10”
10022901	RP&S-PROPANE TRUCK RCK PIPING - 100’, 6”
10022902	RP&S-PROPANE TRUCK RCK PIPING - 100’, 3”
10022903	RP&S-PROPANE TRUCK RCK PIPING -150’, 4”
10022904	RP&S-PROPANE TRUCK RCK -FLARE PIPING - 200’, 2”
10022905	RP&S-PROPANE EQUALIZING LINE- 200’, 2”
10012677	RAILROAD UNDERPASS CATHODIC PROTECTION ANODE BEDS
10012663	P/L PIG LAUNCHER & RECEIVER - AT REFINERY
10013262	In Line Blend Analyzers & Instrumentation
10018911	CUSTODY TRANSFER METER TAG# 72FT-111
10018912	TRANSMIX METER TAG# 72 FE-112
10018913	TRANSMIX METER TAG# 72 FE-113
10018914	TRANSMIX CUSTODY METER ELECTRICAL
10018915	TRANSMIX VALVE TAG# 72 FV-112
10018916	TRANSMIX VALVE TAG# 72 FV-113
30000174	Tank Gauges PH III

Exhibit C – Page 10

LARW and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
30000177	RAIL CAR FALL PROTECTION
30000308	LARW NW Tank Farm 5B Firewater Piping
30000335	70 Series Butane Sphere Level Gauges
30001335	LARW NW Tank Farm 5A Firewater Piping
10018873	LOADING RACKS
10018829	TK 0014 MTBE SO TK FIELD 3N/8W
10018831	TK 0959 FCC FEED E. OF #9 C.T. 22N/1W
10018834	TK 0061 COLD SOUR GAS OIL
10018835	TK 0062 REFORMATE
10018836	TK 0063 REFORMATE
10018837	TK 0773 HYDRO GO FD ASPH. BLENDG. 9N/4E
10018840	TK 0064 ALKYLATE
10018841	TK 0031 MTBE UNF JP-4 SO TK FIELD 8N/4W
10018864	TANKS < 4,000 BBLs (COUNT: 63)
10019290	INTERMEDIATE STOVE OIL FLEX
10020609	TK-73 PRESSURE TRANSMITTER
10020610	TK-76 PRESSURE TRANSMITTER
10023767	TANK 62 ACTUATOR - 75-HV-718
10023768	TANK 63 ACTUATOR -75-HV-719
10018838	TK 0016 ANS CRUDE N. SLOPE S. TK FIELD 3N/10W
10018839	TK 0017 ANS CRUDE N. SLOPE S. TK FIELD 3N/11W
10018846	1 CRUDE TK 0190 SLOP OIL UN TOLUENE 3N/2E
30001382	Other Machinery & Equipment
95000479	TANK 61 FLOOR
10019475	SPHERE 78 FIRE DELUGE SYSTEM
10021279	TK-FARM PROGRAMMABLE LOGIC CONTROLLER 75-PLC-9333
10021534	TK 16 - CRUDE FILL LINE (12”-206’)
10021535	TK 16 - ALT FILL LINE (8”-152’)
10021536	TK 16 - SUCTION LINE (12”-161’)
10021537	TK 17 - CRUDE FILL LINE (12”-168’)
10021538	TK 17 - ALT FILL LINE (8”-173’)
10021539	TK 17 - SUCTION LINE (12”-185’)
10022613	#1 TRTR TO PUMP SLAB PIPING - 200 FT - AVG 6 INCH
10047918	JET FUEL PIPING LINE 103

Exhibit C – Page 11

LARW and LARC Tankage

LARW Rail Rack and Trackage & LARC Rail Rack and Trackage

LARW LPG Truck Rack & LARC LPG Truck Rack

EXHIBIT D

LA Refinery Interconnecting Pipeline

Asset No.	Asset Description
30000180	Interconnection Pipeline

Exhibit D – Page 1

LA Refinery Interconnecting Pipeline

EXHIBIT E

Mesquite Truck Station

Asset No.	Asset Description
L000000430	Mesquite Station
L000000431	Mesquite Tank#7112
L000000432	Mesquite Skid #7118
L000000433	Mesquite Skid #7128
L000000434	Mesquite Skid #7138
L000000435	Mesquite Skid #7148
L000000575	Mesquite Station Office Trailer
L000000617	Mesquite Station Ladders & Platforms

Exhibit E – Page 1

Mesquite Truck Station

EXHIBIT F

Yucca Truck Station

Asset No.	Asset Description
L000000460	Yucca Tank#7212
L000000461	Yucca Skid #7231
L000000462	Yucca Skid #7232
L000000463	Yucca Skid #7233
L000000464	Yucca Skid #7234
L000000570	Yucca Station Office Trailer
L000000616	Yucca Station Ladders & Platforms
L000000459	Yucca Station
L000000614	T Station Ladders & Platforms
L000000615	Pecan Station Ladders & Platforms

Exhibit F – Page 1

Yucca Truck Station

EXHIBIT G

Mason East Station

Asset No.	Asset Description
L000000438	Mason Lact Unit #1
L000000439	Mason Lact Unit #2
L000000440	Mason Lact Unit #3
L000000441	Mason Lact Unit #4
L000000442	Mason Lact Unit #5
L000000426	Mason Tank#3111
L000000457	Mason Tank#3112
L000000612	Mason Station Ladders & Plats
L000000458	Mason Station

Exhibit G – Page 1

Mason East Station

EXHIBIT H

Wink Station

Asset No.	Asset Description
L000000386	JackRabbit Tank #3513
L000000387	JackRabbit Tank #3514
L000000425	JackRabitt Tank#3512
L000000443	JackRabitt Tank#3511
L000000613	Jackrabbit Station Ladders & Plats
L000000380	JackRabbit Lact Unit#1
L000000381	JackRabbit Lact Unit#2
L000000382	JackRabbit Lact Unit#3
L000000383	JackRabbit Lact Unit#4
L000000384	JackRabbit Lact Unit#5
L000000385	JackRabbit Station
L000000304	Plains Connection at JackRabbit
L000000637	KM#1 Pipeline System
L000000568	KM#2 Meter Skid
L000000569	KM#2 Pipeline System
L000000411	M12MC - 7 Stg pmp & motor
L000000412	M12MC - 7 Stg pmp & motor
L000000413	M8MC - 16 Stg pmp & motor
L000000414	M8MC - 16 Stg pmp & motor
L000000415	M8MC - 14 Stg pmp & motor
L000000416	M8MC - 14 Stg pmp & motor
L000000417	M8MC - 14 Stg pmp & motor
L000000418	H14LC - 6 Stg pmp & motor
L000000419	H14LC - 6 Stg pmp & motor
L000000420	M10LC - 11 Stg pmp & motor
L000000421	M10LC - 11 Stg pmp & motor
L000000422	M10LC - 11 Stg pmp & motor
L000000423	M10HC - 6 Stg pmp & motor
L000000424	M10HC - 6 Stg pmp & motor
L000000547	Software Unity Update Jackrabbit
L000000618	Minivap-VPXpert Vapor Tester
I000000042	Dodge Vin#3C6UR5HJ8FG674040
I000000048	Dodge Vin#3C6UR5HJ3FG632519
I000000057	Ram 2500 Crew Cab 4X4
I000000084	Ram 1500 Crew Cab 4X4
I000000086	Ram 1500 ST Crew Cab 4X4
I000000087	Ram 1500 ST Crew Cab 4X4
I000000101	Ram 1500 ST Crew Cab 4X4
I000000103	Kubota L3940

Exhibit H – Page 1

Wink Station

EXHIBIT I

Jal NGL Storage Facility

Asset No.	Asset Description
23146	BUILDINGS - JAL NEW MEXICO (mobile or otherwise)
23147	PROCESSING UNIT - JAL NM.
23148	TANKS - JAL NEW MEXICO
23149	RAIL TRACK - JAL NEW MEXICO
23150	TRUCK RACK - JAL NEW MEXICO
24468	BACKHOE / JAL
25163	North Brine Water Line Upgrade
26321	Air Compressor & Piping
L000000249	Jal Railroad Track #710 & #711
L000000429	Jal Storage Wells 3 & 4
L000000486	20’ Jal Track

Exhibit I – Page 1

Jal NGL Storage Facility

EXHIBIT J

Wingate Terminal

Asset No.	Asset Description
L000000068	Normal Butane Rail Pump
L000000069	Normal Butane Rail Pump
L000000070	Iso-Butane Pipeline Pump
L000000072	Fire Water Pump House
L000000073	Control Room
L000000074	Boiler House
L000000075	Warehouse
L000000076	New Front Office
L000000077	IE Shop
L000000078	Welding Shop
L000000079	Rail Rack
L000000080	Owned Rail - 20000 LN SQ FT
L000000081	Normal Butane Storage Sphere
L000000082	Normal Butane Storage Sphere
L000000083	Gasoline Storage Sphere
L000000084	Gasoline Storage Sphere
L000000085	Gasoline Storage Sphere
L000000086	Gasoline Storate Sphere
L000000087	Gasoline Storage Sphere
L000000088	ISO Butane Tank
L000000089	ISO Butane Tank
L000000090	Propane Tank
L000000091	Propane Tank
L000000092	Propane Storage Tank
L000000093	Normal Butane Tank
L000000094	Gasoline Vent KO Drum
L000000095	Re-Run
L000000105	Vin#1FT7W2ZB67BEC97445
L000000308	Caterpillar Generator
L000000427	Backhoe Loader
L000000428	2012 Xtreme Telehandler Forklift
TBD	Flare
TBD	Water pipeline
TBD	Off site water tanks

Exhibit J – Page 1

Wingate Terminal

EXHIBIT K

Clearbrook Tankage

Asset No.	Asset Description
L000000572	Clearbrook 300K Tank#6014
L000000573	Clearbrook 300K Tank#6015

Exhibit K – Page 1

Clearbrook Tankage

EXHIBIT L

Bobcat Pipeline

Asset No.	Asset Description
L000000270	Pipeline Systems - 20 yr (GAAP)
L000000391	LCG Booster Mason Pump #1
L000000392	LCG Booster Mason Pump #2

Exhibit L – Page 1

Bobcat Pipeline

EXHIBIT M

Benny Pipeline

Asset No.	Asset Description
L000000649	Benny Express Pipeline

Exhibit M – Page 1

Benny Pipeline

EXHIBIT N

Aranco Pipeline

Asset No.	Asset Description
TBD	Segment of 8” Aranco pipeline between Cottage Grove tank farm and Enterprise station at Flint Hills Pine Bend Refinery

Exhibit N – Page 1

Aranco Pipeline

EXHIBIT O

Permitted Liens

1. Liens for taxes or assessments and similar charges, which either are (a) not due and payable as of the Effective Time, or (b) being contested in good faith by appropriate proceedings, and adequate reserves have been established on the applicable Andeavor Party’s books with respect thereto.

2. Mechanics’, materialmen’s or contractors’ liens or encumbrances or any similar statutory lien or restriction for amounts not yet due and payable, or that are being contested in good faith by appropriate proceedings, and adequate reserves have been established on the applicable Andeavor Party’s books with respect thereto.

3. Zoning, entitlement, building and other land use regulations imposed by governmental agencies having jurisdiction over any real property which are not violated by the current use and operation thereof.

4. Covenants, conditions, restrictions, easements and other similar matters of public record affecting title to any real property which are not violated by the current use and operation thereof.

5. The terms and provisions of all leases, contracts, easements, licenses, and other agreements or instruments that are part of the Assets or that are applicable to the Assets.

6. Liens in respect of any Assets imposed by applicable laws, which were incurred in the ordinary course of business and do not secure indebtedness for borrowed money, such as carriers’, warehousemen’s, and landlords’ liens and other similar liens arising in the ordinary course of business and that secure amounts not yet due and payable.

7. Prior to the Effective Time only, any liens to be released as of the Effective Time.

8. Minor defects, exceptions or irregularities in title to any Assets which do not materially impair the current use or value of the Assets subject thereto.

9. Such facts of which the Logistics Parties have actual notice.

Exhibit O – Page 1

Excluded Assets and Liabilities

EXHIBIT P

Excluded Assets and Liabilities

Mandan Refinery

Asset Description

High voltage equipment, transformers and feeders up to the disconnect at the switch rack dedicated to assets owned by the Logistics Parties

ResCar train car repair facility

Salt Lake Refinery

Asset Description

High voltage equipment, transformers and feeders up to the disconnect at the switch rack dedicated to assets owned by the Logistics Parties

Main fire water piping running along the perimeter of the tank farm and outside of the tank farm boundary

Any storm or wastewater piping inside the boundary of the tank farm

LARW Refinery Unit and LARC Refinery Unit

Asset Description

High voltage equipment and feeders remains the responsibility of the refinery up to the disconnect at the switch rack dedicated to assets owned by the Logistics Parties

Main 210lb steam line to/from the LARW Refinery Unit and the sulfur recovery plant (“SRP”)

Stripped pipelines to/from LARW Refinery Unit and the SRP

Fuel gas pipeline to/from LARW Refinery Unit and the SRP

Spare pipeline to/from LARW Refinery Unit and the SRP

Cross plant DEA

Cross plant flare

Cross plant LPG/H2/fuel gas system

Cross plant sour water systems

Cross plant vapor recovery systems unless equipment if fitted on tanks

Cross plant slop systems

Blended effluent pipeline from LCOD/HCOD to tank 80043

Wastewater separators and ponds

SRP blow down line from the SRP to ditch at tank-80216

Communication trunks and utility piping to/from the SRP and the refinery

Wingate Terminal

Asset Description

Fractionation plant with associated vessels and piping

Exhibit P – Page 1

Excluded Assets and Liabilities

SCHEDULE A

Real Property Interests

I.	List of Real Property Interests:

The real property or real property interests on, through or under which the following assets are situated, and/or the other real property interests related to or held in connection with the ownership and operation of the applicable asset, including without limitation, and to the extent applicable in each case, fee property interests, leases, licenses, easements, rights-of-way and permits: (i) Mesquite Truck Station; (ii) Yucca Truck Station; (iii) Mason East Station; (iv) Wink Station; (v) Jal NGL Storage Facility; (vi) Wingate Terminal; (vii) Clearbrook Tankage; (viii) Bobcat Pipeline; (ix) Benny Pipeline; and (x) Aranco Pipeline.

II.

In order give effect to the conveyance of certain interests in the TRMC Real Property and the Real Property Interests, the various Andeavor Parties and Logistics Parties agree to enter into the following documents (collectively, the “Real Property Conveyance Documents”):

Mandan Refinery:

(1) Ground Lease among the Operating Company and TRMC with respect to the Mandan Refinery.

Salt Lake Refinery:

(2) Ground Lease among the Operating Company and TRMC with respect to the Salt Lake Refinery.

(3) Assignment of existing right-of-way documents with respect to the Salt Lake Refinery 4 Pipelines partially located underneath a public road.

LARC/LARW Refinery Units/LA Refinery Interconnecting Pipeline:

(4) License Agreement among the Operating Company, TSPC and TRMC with respect to the LARC and LARW Refinery Units and the LA Refinery Interconnecting Pipeline.

Schedule A – Page 1

Real Property Interests

Bobcat Pipeline:

(5) Conveyance, Bill of Sale, Assignment and Assumption from WRS to WRP for Bobcat Pipeline to be recorded in Winkler County, Texas.

(6) Conveyance, Bill of Sale, Assignment and Assumption from WRS to WRP for Bobcat Pipeline to be recorded in Loving County, Texas.

Wink Station:

(7) Assignment and Assumption of Lease between WRS and WRP with respect to Real Property Interests underlying the Wink Station.

Jal NGL Storage Facility:

(8) Deed transfer from WRCL to WRT of the Real Property Interests underlying the Jal NGL Storage Facility (including quitclaim of idle 5000’ products pipeline).

(9) Assignment and Assumption Agreement between WRCL and WRT with respect to the Leases and other Agreements underlying the Jal NGL Storage Facility.

Mason East Station:

(10) Deed transfer from WRS to WRP with respect to Real Property Interests underlying the Mason East Station.

Mesquite Truck Station:

(11) Assignment and Assumption of Business Lease between WRS and WRP with respect to Real Property Interests underlying the Mesquite Truck Station.

Wingate Terminal:

(12) Deed transfer from WRS to WRT with respect to Real Property Interests underlying the Wingate Terminal.

(13) License Agreement between WRT and WRS with respect to use of the fractionation facility at the Wingate Terminal by WRS.

(14) License Agreement for right-of-way between WRS and WRT for use of certain water assets located on adjacent land used for Wingate Terminal.

Schedule A – Page 2

Real Property Interests

Aranco Pipeline:

(15) Conveyance, Bill of Sale, Assignment and Assumption from WRP to the Operating Company for Aranco Pipeline to be recorded in Washington County, Minnesota.

(16) Conveyance, Bill of Sale, Assignment and Assumption from WRP to the Operating Company for Aranco Pipeline to be recorded in Dakota County, Minnesota.

Clearbrook Tankage:

(17) Deed transfer from WRS to the Operating Company of the Real Property Interests underlying the Clearbrook Tankage.

(18) Conveyance, Bill of Sale, Assignment and Assumption from WRS to the Operating Company.

Benny Pipeline:

(19) Conveyance, Bill of Sale, Assignment and Assumption from WRS to WRP for Benny Pipeline to be recorded in Loving County, Texas.

(20) Conveyance, Bill of Sale, Assignment and Assumption from WRS to WRP for Benny Pipeline to be recorded in Lea County, New Mexico.

Schedule A – Page 3

Real Property Interests

SCHEDULE B

Assigned Contracts

Assignor	Assignee	Contract[1] (Effective Date)

Western Refining Southwest, Inc.	Tesoro Logistics Operations LLC	Interconnection Agreement (January 6, 2017)

Western Refining Southwest, Inc.	Tesoro Logistics Operations LLC	Common Facilities Ownership Agreement (January 6, 2017)

Western Refining Southwest, Inc.	Tesoro Logistics Operations LLC	Services Agreement (January 6, 2017)

Tesoro Refining & Marketing Company LLC	Tesoro Logistics Operations LLC	Locomotive Lease Agreement (July 17, 2015)

Tesoro Great Plains Holdings Company	Tesoro Logistics Operations LLC	Industry Track Agreement (December 19, 2012)

Tesoro Refining & Marketing Company LLC	Tesoro Logistics Operations LLC	Lease of Track (November 13, 2013)

Tesoro Refining & Marketing Company LLC	Tesoro Logistics Operations LLC	Industry Track Agreement (November 13, 2013)

Tesoro Refining & Marketing Company, LLC	Tesoro Logistics Operations LLC	General Agreement No. MA-8192-TSO-2011 (February 1, 2012)

Western Refining Southwest, Inc.	Western Refining Terminals, LLC	Rail Services Agreement (August 1, 2015)

Western Refining Southwest, Inc.	Western Refining Terminals, LLC	Agreement for Services – Form AN1 (August 30, 2010)

Western Refining Southwest, Inc.	Western Refining Terminals, LLC	Industry Track Agreement (August 17, 2015)

Western Refining Southwest, Inc.	Western Refining Terminals, LLC	Lease for Land and Track (August 17, 2015)

[1]	Note: Each listed contract includes the named contract and each amendment thereto.

Schedule B – Page 1

Assigned Contracts

Assignor	Assignee	Contract (Effective Date)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (October 3, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (January 3, 2017)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (July 26, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (July 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (March 27, 2017)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (February 9, 2017)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (June 2017)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (Undated)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (July 25, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (August 12, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (December 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (August 1, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (September 26, 2017)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (December 16, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (August 2016)

Schedule B – Page 2

Assigned Contracts

Assignor	Assignee	Contract (Effective Date)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (August 15, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (June 16, 2017)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (November 3, 2017)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (August 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (October 2017)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (November 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (March 21, 2017)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (December 28, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (September 6, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (July 25, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (August 18, 2017)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (May 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (August 11, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (December 30, 2016)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (February 8, 2017)

Schedule B – Page 3

Assigned Contracts

Assignor	Assignee	Contract (Effective Date)

Western Refining Southwest, Inc.	Western Refining Pipeline, LLC	Truck Unloading and Access Agreement (August 18, 2016)

Tesoro Refining & Marketing Company, LLC	Tesoro Logistics Operations LLC	Industry Track Contract (August 11, 2004)

Tesoro Refining & Marketing Company, LLC	Tesoro Logistics Operations LLC	General Agreement No. CW2271879—Industrial Switch Service (January 1, 2017)

Schedule B – Page 4

Assigned Contracts